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                                                                   Exhibit 10.13



                                      [LOGO]

                          COMMONWEALTH OF PENNSYLVANIA

                     INTEGRATED VOICE AND DATA RADIO SYSTEM

                             STATEWIDE RADIO SYSTEM
                                SITE DEVELOPMENT
                                     BETWEEN
                     THE GOVERNOR'S OFFICE OF ADMINISTRATION
                          COMMONWEALTH OF PENNSYLVANIA
                                       AND
                  ROHN CONSTRUCTION, INC., A TEXAS CORPORATION
                             CONTRACT NO. ME 950102





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                                 CONTRACT FOR A
                     STATEWIDE RADIO SYSTEM SITE DEVELOPMENT
                                     BETWEEN
                     THE GOVERNOR'S OFFICE OF ADMINISTRATION
                          COMMONWEALTH OF PENNSYLVANIA
                                       AND
                  ROHN CONSTRUCTION, INC., A TEXAS CORPORATION



                             CONTRACT NO. ME 950102

This Contract ("Contract"), made and entered into this 23rd day of November, 1999, at Harrisburg, PA, in the County of Dauphin, Commonwealth of Pennsylvania, by and between the Commonwealth of Pennsylvania, Governor's Office of Administration, with offices in the Finance Building, Harrisburg, PA, (hereinafter the "Commonwealth"), and Rohn Construction, Inc., a Texas corporation, with offices at 6178 W. Plank Road, Peoria, Illinois acting through its proper officials (Rohn hereinafter referred to as the "Contractor"). The Commonwealth and the Contractor are hereinafter collectively called the "Parties".

WITNESSETH THAT:

         WHEREAS, the Commonwealth has need of a Statewide Radio System Site Development, training, support and initial maintenance hereinafter defined as the "System"; and,

         WHEREAS, the Commonwealth has made known its requirements for the System through issuance of a Request For Proposal No. RFP # 1998-SD-1, dated December 4, 1998 and subsequent Addenda; and

         WHEREAS, by Act 1996-148, the Capital Budget for Fiscal Year 1996-1997, the General Assembly of the Commonwealth authorized the development of a Statewide Mobile Radio and Microwave System as a public improvement project and further authorized the Governor's Office of Administration to solicit and award such contracts as may be necessary for the project; and,

         WHEREAS, the Contractor has made known to the Commonwealth, through submission of a proposal, dated March 12, 1999, and that the Contractor has available the system, equipment, training, support and maintenance and the ability to furnish the System which the Contractor is willing to make available to the Commonwealth in accordance with the terms and conditions hereinafter contained in this Contract:

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         NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual promises hereinafter set forth, the Parties hereto agree, with the intention of being legally bound, as follows:

1. The Contractor will furnish the System, with associated equipment, and as applicable, install and maintain the System and provide training and support services in accordance with the terms and conditions described hereinafter, and in the following RIDERS which are hereby incorporated by reference and made a part hereof:

         RIDER A  --       TERMS AND CONDITIONS
         RIDER B  --       STATEMENT OF WORK AND DELIVERABLES
         RIDER C  --       EQUIPMENT LIST AND CHARGES
         RIDER D  --       PROJECT SCHEDULE
         RIDER E  --       MILESTONE PAYMENT PLAN
         RIDER F  --       WARRANTY AND MAINTENANCE AGREEMENT
         RIDER G  --       PERFORMANCE BOND
         RIDER H  --       ACCEPTANCE TESTING

2. The Commonwealth will, in compliance with RIDERS A through H attached hereto, the Commonwealth's Request For Proposal, and the Contractor's Proposal, incorporated herein by reference, pay to the Contractor the compensation for the System and ancillary service as therein specified.

3. This Contract is a firm fixed price ordering agreement, with an estimated total cost to the Commonwealth for this Contract in an amount not to exceed $ 40,000,000.00. In addition, other entities and political subdivisions may make eligible purchases under Paragraph A.65 of Rider A of this Contract in an amount to be determined.





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IN WITNESS WHEREOF, the Parties to this Contract have executed it through their respective duly authorized offices, to be effective as of the date first above written. This Contract will not be binding on the Parties unless and until all signatures are affixed hereto.

ATTEST:                                     Rohn Construction, Inc.
BY:_________________________________        BY:  ___________________
NAME:                                       NAME: Brian B. Pemberton

TITLE:                                      TITLE: President and Chief Executive
                                                   Officer
DATE: _________, 1999                       DATE: ____________, 1999
                                            FED TAX ID NO: ____________

                                            Commonwealth
                                            COMMONWEALTH OF PENNSYLVANIA:
WITNESS:                                    OFFICE OF ADMINISTRATION
BY: ________________________________        BY: _______________________________
NAME: _____________________________         NAME: _____________________________
TITLE: _____________________________        TITLE: ____________________________
DATE: _____________________________         DATE: _____________________________

APPROVED FOR FORM AND LEGALITY:             CERTIFICATION OF FUNDS:
                                            I HEREBY CERTIFY THAT FUNDS
____________________________________        ARE AVAILABLE IN THE AMOUNT
OFFICE OF GENERAL COUNSEL  DATE             OF $ ___________________________.
                                            ________________________________
                                            COMPTROLLER      DATE
____________________________________        APPROVED:
OFFICE OF ATTORNEY GENERAL DATE             SECRETARY OF THE BUDGET

                                            BY: ______________________________
                                            COMPTROLLER               DATE


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RIDER A  Terms & Conditions, including Definitions
RIDER B Statement of Work & Deliverables with Installation Standards RIDER C Equipment List and Charges
RIDER D  Project Schedule
RIDER E  Payment Schedule
RIDER F  Warranty, Maintenance, & Support
RIDER G  Performance Bond
RIDER H  Acceptance Testing

A.1      DEFINITION OF TERMS
----------------------------

     A. ACCEPTANCE DATE - The date on which the Commonwealth agrees in writing that a particular Site or Subsystem has successfully passed the appropriate Acceptance Test Procedure as defined in Rider H.

     B. ACCEPTANCE TESTING - Testing as defined in Rider H, conducted by the Contractor, and witnessed by the Commonwealth, to validate compliance with this Contract.

     C. ADDITIONAL EQUIPMENT - Equipment added during the term of this Contract, and any extension, which supplements the Equipment in Rider C.

     D. ALTERATION - Any material change to the System which deviates from the Contractor's physical, mechanical, civil, software, or electrical design whether or not additional devices or parts are required.

     E. BENEFICIAL USE - Application of a Site or Subsystem as a means of supporting wireless communications by the Commonwealth, following written notification to the Contractor by the Commonwealth of the date that such use of the Site or Subsystem will begin. Beneficial use shall not begin prior to such written notice.

     F. CONTRACT IMPLEMENTATION REVIEW (CIR) - Meeting conducted to review all system and performance requirements as defined in Rider B.

     G. COMPONENT - An individual unit, part, hardware, assembly, accessory, feature, function, or supporting software, whether or not separately identified by type and/or model number in Rider C.

     H. CRITICAL DESIGN REVIEW (CDR) - Meeting conducted for system-level review as defined in Rider B.

     I. DOCUMENTATION - The then-current standard informational materials provided in digital form, if available, published by the Contractor and made available for the Commonwealth's use with the Site, a Subsystem, or Component as defined in Rider B.

     J. DETAILED DESIGN DOCUMENT (DDD) - Final System documentation submitted by the Contractor to the Commonwealth at the time of Final System Acceptance.

     K. ENGINEERING AND QUALITY ASSURANCE CONTRACTOR (EQAC) - The entity designated by the Commonwealth to coordinate the overall activities and schedules of the prime contractors for the System.

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     L.   EQUIPMENT - Any item or items listed in Rider C.

     M. EQUIPMENT FAILURE - An all-inclusive term that pertains to failure of any Subsystem, Component, supporting software, or Site function or feature.

     N. FACTORY WARRANTY - The Contractor's standard commercial warranty as outlined in Rider F.

     O. FACTORY ACCEPTANCE TESTING - The process identified in Rider H as the testing procedure for a subsystem assembled at the Staging Area.

     P. FACTORY STAGING AREA - The location, designated by the Contractor and approved by the Commonwealth, that is the Contractor's final factory assembly area for Subsystems or Equipment during testing by the Commonwealth prior to shipment.

     Q. FIELD MODIFICATION - Any change to the specifications of a Component, Subsystem, or the System which is performed where the System is installed at a Commonwealth location, as opposed to returning the Component to a factory or other non-Commonwealth location for such changes.

     R. FISCAL YEAR/PERIOD - For the purpose of this Contract the Fiscal Year of the Commonwealth is twelve (12) consecutive months beginning July 1 and ending June 30.

     S.   HOLIDAYS - Those non-working weekdays so identified in Rider B.

     T. INOPERATIVE COMPONENT - A Component or Subsystem which does not comply with the applicable operational and technical specifications.

     U. INSTALLATION - The provision of Components, Equipment, Subsystems, and/or services by the Contractor to make Equipment supplied from Rider C fully functional and complete in accordance with Rider B and this Contract.

     V. INSTALLATION DATE - The work day following the day the System or aSubsystem is installed and capable of functioning to manufacturer's published specifications and is certified by the Contractor as Ready For Acceptance Testing.

     W. INTERCONNECTION - The mechanical, electrical, radio frequency, or electronic interconnection to a Contractor-supplied Subsystem or Site of Components or Subsystems not supplied by the Contractor.

     X. MAINTENANCE - Optional equipment and services as detailed in Rider F provided by the Contractor to support Equipment acquired under this Contract.

     Y. MICROWAVE AGREEMENT - The contract entered into by the Commonwealth with the entity that will supply and install the microwave point-to-point radio links.

     Z. PRELIMINARY DESIGN REVIEW (PDR) - Formal collective engineering presentation and analysis held as specified in Rider B.

     AA. PRODUCTS - Equipment, Systems, Subsystems, Components, documentation, and software described in this Contract.

     BB.  PROPOSAL - Contractor's Proposal to the Commonwealth dated
          ___________.

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     CC.  PROPRIETARY INFORMATION - Any data, information, software, or intelligence, including corrections, modifications, revisions and copies thereof, whether digital form or visually readable containing information which is the property of, and is confidential to the Contractor and/or its licensors, and is designated by the Contractor as proprietary.

     DD. READY FOR ACCEPTANCE TESTING - The point in time at which the Site, or a Subsystem, is installed and certified by the Contractor, in writing, to the Commonwealth that all operational and technical specifications are met and that Acceptance Testing can begin.

     EE. READY FOR USE - The point in time at which the Site or a Subsystem is installed and has completed Acceptance Testing.

     FF. REGION - A geographical area so identified by the Commonwealth comprised of a group of Equipment and Components that constitute a functional group.

     GG. REPLACEMENT - The exchange or substitution of a Component, Equipment, or Subsystem for another due to its malfunction or inability to function according to its published specifications.

     HH. REQUEST FOR DESIGN - A written notification to the Contractor from the Commonwealth that the Contractor shall proceed with generation of Site Equipment designs for consideration by the Commonwealth.

     II. RFP - The Commonwealth's Request for Proposals No.: RFP #1998-SD-1, dated _________, 1998 and subsequent Addenda.

     JJ. SERVICES - The furnishing of the effort by the Contractor necessary to implement or support the System. Examples include, but are not limited to, installation, training, maintenance, warranty, engineering or other professional, technical, consultative, programming, and analytical services not specified elsewhere in this Contract.

     KK.  SITE - The location(s) where Equipment is to be installed.

     LL. SITE ACCEPTANCE TESTING - The process identified in Rider H as the testing procedure for a Site following completion and successful acceptance testing of all Subsystems.

     MM. SITE DEPLOYMENT ORDER (SDO) - A written notification to the Contractor from the Commonwealth that the Contractor may proceed with Installation at a particular Site or Sites in accordance with Riders B, D and H.

     NN. SITE DESIGN DOCUMENT (SDD) - A Contractor deliverable outcome of the SDR and its associated process as submitted to the Commonwealth for its approval.

     OO. SITE PRODUCTION RELEASE (SPR) - Written confirmation from the Commonwealth to the Contractor in response to an approved SDD notifying the Contractor to proceed with acquisition and staging of a Site, Sites, or Subsystems detailed in either the approved SDD, or in a design of the Commonwealth's choosing.

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     PP.  SITE DESIGN REVIEW (SDR) - Formal analysis and evaluation of a
          Contractor-submitted proposed SDD as defined in Rider B.

     QQ. SITE PREPARATION - The activities to be performed in preparing the physical location(s) at a Site for the installation of the Site Equipment and Subsystems.

     RR. SOFTWARE - All computer or microprocessor instructions that the Contractor is to supply. This includes, but is not limited to, operating systems, programs, routines, application systems, subroutines, translators, compilers, and related items.

     SS. SUBSTITUTE EQUIPMENT - Alternate(s) for Equipment, Component(s), or Subsystem(s) listed in Rider C that are acceptable to the Commonwealth, have at least equal capabilities or greater capabilities at the Contractor's option, are capable of performing the functions of the original in accordance with this Contract's specifications and operational requirements, and are supplied to the Commonwealth at equal or lower cost than listed for the original in Rider C.

     TT. SUBSYSTEM - A complement of individual Components, Equipment, and Software designated and acquired by the Commonwealth through this Contract to operate as an integrated and functional part of a Site. Subsystems include but are not limited to: towers, equipment shelters, generators, battery plants, and site development.

     UU. SITE ACCEPTANCE TESTING - The process identified in Rider H as the testing procedure for a Site or Sites following completion of Installation of all supplied Equipment and Subsystems.

     VV. SYSTEM - The total complement of individual Components, Equipment, Subsystems and Software which are being acquired through this Contract to operate as the entire Statewide System.

     WW.  SYSTEM FAILURE - See EQUIPMENT FAILURE.

     XX. SYSTEM WARRANTY - The two-year period, beginning on the date the Commonwealth notifies the Contractor in writing that the System has successfully completed Final Acceptance Testing in Rider H, during which the Contractor provides ongoing System technical support as specified in Rider F.

A.2 GENERAL PURPOSE

The purpose of this Contract is to obtain Site Design Documentation, Site Preparation, Installation, Equipment and Services, as defined herein.

A.3 TERM OF CONTRACT

The term of this Contract shall begin on the date that this Contract is fully executed and approved and shall expire, unless earlier terminated pursuant to the Contract, when the Contractor has performed all of its obligations under this Contract including the ongoing obligations as specified in this Contract and in the Proposal and the Contractor has received payment in full.

A.4 CONTRACT DOCUMENTS AND ORDER OF PRECEDENCE

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This Contract includes its attachments, the RFP and the Contractor's Proposal, and addenda as though they were fully stated herein. In the event of a dispute of terms or interpretation, the order of control shall be the Contract, the Proposal, and then the RFP.

A.5 INTEGRATION PROVISION

This Contract, as above defined, constitutes the entire agreement between the Parties with regard to the subject matter of this Contract, and it supersedes any prior agreements, understandings or other arrangements not incorporated herein. No agent, representative, employee or officer of either the Commonwealth or the Contractor has authority to make, or has made, any statement, agreement or representation, oral or written, in connection with this Contract, which in any way can be deemed to modify, add to or detract from, or otherwise change or alter its terms and conditions. No negotiations between the parties, nor any custom or usage, shall be permitted to modify or contradict any of the terms and conditions of this Contract. No modifications, alterations, changes or waiver to this Contract or any of its terms shall be valid or binding unless accompanied by a written amendment signed by both parties. All such amendments or modifications will be made using the appropriate Commonwealth form.

A.6 OVERALL DESIGN PROCESS

     A. The Contractor and the Commonwealth shall jointly conduct the following formal Reviews as further defined in Rider B:

          i.   Contract Implementation Review

          ii.  Preliminary Design Review

          iii. Critical Design Review

          iv.  Regional Design Reviews

     B. System designs submitted by the Contractor shall conform to the Commonwealth's requirements for Site Development as defined in the RFP document and in Rider B.

     C. Designs shall provide the functions, services, and performances outlined in the RFP document, in Rider B, and further detailed in each of the Reviews in A.6A.

A.7 REGIONAL DESIGN PROCESS

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     A.   Contractor shall proceed with design of each Site in each Region in response to a written Request for Design from the Commonwealth. Regions shall be designed in an order determined by the Commonwealth.

     B. The Commonwealth shall confirm in writing to Contractor any specific exceptional needs or requirements for any Site or the set of Sites within the Region. This confirmation shall consist only of those needs or requirements that are exceptions to those noted in paragraph A.6 above.

     C. The Commonwealth shall supply Contractor with all such specific information noted in Rider B regarding each Site that is available to the Commonwealth.

     D. Contractor shall, upon receipt of the information noted in the paragraphs above, review the information for completeness. Contractor shall notify the Commonwealth immediately of any missing information required prior to Contractor proceeding with design efforts.

     E. Contractor acknowledges that Site selection responsibility and authority rests with the Commonwealth

A.8 SITE DESIGN PROCESS

     A. All Contractor Site design efforts shall include the Commonwealth and the Commonwealth's Engineering and Quality Assurance Contractor as active participants.

     B. Contractor shall, upon receipt of the Commonwealth's written Request for Design, perform such field, engineering, professional, or production investigative and/or design efforts as required. A.6B

     C. Contractor shall supply the Commonwealth, as a deliverable prior to each Site Design Review, Site and Subsystem designs submitted as the proposed Site Design Document. Each proposed SDD shall include, at a minimum, the following:

          i. Site Survey (including, as appropriate; geotechnical reports, survey results, stress analysis, foundation analysis, and other engineering or professional reports)

          ii.  Design Parameters

          iii. List of Components, Equipment, and Subsystems Required

          iv. Draft engineering drawings, schematics, and layouts sufficient for the Review

          v.   Proposed Site Installation Schedule

          vi.  Itemized listing of Costs, reconciled to Rider C

          vii. Itemized list of Options, including the impact of Options on those items above

     D. The Contractor, the Commonwealth, and the Commonwealth's EQAC shall jointly review the proposed SDD and determine the efficiency, completeness, suitability and appropriateness of the design. The proposed SDD shall be modified during this process, as determined by the participants, to best meet the Commonwealth's design objectives.

     E. The Commonwealth and the Contractor shall both sign the revised design document as indication of their agreement that the design meets the requirements of paragraph A.6. Upon signature by both the Commonwealth and the Contractor, the document becomes the Site Design Document
          (SDD) for its Site.

A.9  ACQUISITION AND STAGING

     A. The Contractor shall proceed with Site Preparation and Fabrication or Acquisition of Equipment or Subsystems following receipt by the Contractor of a written Site Production Release (SPR) from the Commonwealth.

     B. The Contractor shall notify the Commonwealth when Equipment or a Subsystem is available for Factory Acceptance Testing, as required and as appropriate. The Contractor shall deliver required documentation concurrent with notification to the Commonwealth that Equipment or a Subsystem is available for Factory Acceptance Testing as described in Rider B.

A.10 INSTALLATION

     A. The Contractor shall proceed with Installation of Equipment or Subsystems following receipt by the Contractor of a written Site Deployment Order (SDO) from the Commonwealth.

     B. Following receipt of each SDO, the Contractor shall install the applicable Site and/or Subsystems as specified in the SDO and make them available for Site Acceptance Testing as specified in Rider H.

     C. The Contractor shall notify the Commonwealth in writing of the completion of each Site Installation.

     D. Installation Dates may be changed by mutual consent of the Contractor and the Commonwealth in writing. However, consent of the Contractor is not required if, at least thirty (30) days prior to the Installation Date of any Site or Subsystem, the Commonwealth directs in writing a later Installation Date for such Site or Subsystem. In either event the SDO shall be modified in writing, accordingly. Any period of mutually agreed upon delay, or Commonwealth directed delay, which results in changes to other related dates contained herein shall not be subject to liquidated damages as specified in paragraph A.13 of this Contract.

A.11 ACCEPTANCE TESTING

     A. Acceptance Testing shall be scheduled by mutual agreement as soon as practicable following completion of Installation of the Site or Subsystem as detailed in Riders B and H. Acceptance Testing may proceed by Site or Subsystem at the Commonwealth's option.

     B. The Commonwealth, the EQAC, or the Commonwealth's designee shall attend all Acceptance Testing of Sites and Subsystems. Contractor shall provide the Commonwealth with a minimum of fourteen (14) calendar days written advance notice of the location, date, and time of such Acceptance Testing. Immediately upon successful completion of such Acceptance Testing, the Commonwealth shall notify the Contractor in writing that the Contractor has passed the applicable Acceptance Test and authorize the payment of applicable charges per Rider E.

     C. If the Commonwealth does not accept or approve of an initial Acceptance Test, or the Site, Subsystem(s), or Equipment do not pass the Acceptance Test, the Contractor shall submit the results of that Acceptance Test in writing to the Commonwealth along with a report of its efforts to correct the cause or causes of Acceptance Test failure. The Commonwealth shall have thirty (30) calendar days after its receipt of such results to notify the Contractor in writing of acceptance of the Site or Subsystem and authorize the payment of applicable charges, or to schedule a repeat Acceptance Test.

     D. The Commonwealth is under no obligation to accept ownership, make progress or other payments, or acknowledge receipt of any equipment until successful completion of all applicable Acceptance Test Procedures as defined in Rider H.

     E. The Commonwealth may, at its option, accept a Site or Subsystem prior to successful completion of Acceptance Testing, recognizing that some discrepancies exist. These discrepancies shall be compiled and listed at the time of Acceptance Testing and acknowledged by the contractor on what is commonly referred to as a "punch list". Before the Commonwealth shall exercise this option, an agreement in writing shall be established between the Commonwealth and the contractor stating that the contractor shall make all corrections noted on the punch list by the date agreed to. If the contractor fails to make correction of all deficiencies noted on the punch list on the date specified, the Commonwealth may take appropriate legal action against the contractor, and the surety company under the performance bond, for damages incurred by the Commonwealth.

     F. If successful completion of repeated Acceptance Testing is not attained within one hundred twenty (120) days of the Installation Date, the Commonwealth shall have the option of terminating this Contract, or continuing repeated Acceptance Tests. The Commonwealth's option to terminate this Contract shall remain in effect until such time as a successful completion of the Acceptance Testing is attained. If termination occurs, the Contractor shall be liable for all inbound and outbound preparation and shipping costs for contracted items returned.

     G. After a Site or Subsystem has completed a successful Acceptance Test, a Site or Subsystem which:

          i.   is field modified from one model to another; or,

          ii.  is installed as a Replacement by the Contractor,

          shall be subject to a new original Acceptance Test, which shall be in accordance with the provisions of this paragraph, but independently of other Sites or Subsystems in the System. The Commonwealth and the Contractor jointly shall maintain appropriate records to satisfy the requirements of this paragraph.

A.12 TERMS OF PAYMENT AND BILLING

     A. Contractor shall send and receive all correspondence and submittals under this Contract in electronically usable format as follows:

          i. Contractor shall submit all invoices, equipment delivery statements, and production submittals electronically using the software program EXPEDITION by Primavera, Inc., in its most recent commercially available version. Such submittals shall use conventions, accounts, formatting, and methods of submittal as specified by the Radio Project Office.

          ii. All Contractor schedule and milestone submittals shall use the software program SURETRAK by Primavera, Inc.

          iii. Contractor shall submit all drawings in a format compatible with AUTOCAD by AutoDesk, Inc.

     B. Contractor shall prepare a submittal showing milestones completed, along with supporting documentation, for approval by the Commonwealth Project Director. Such submittal shall reflect the milestones achieved to include the last day of the proceeding month. Payment shall be due based on the completion of each milestone specified in Rider E, minus any sums to be withheld. The Contractor shall submit invoices for completed service each month to the Commonwealth's EXPEDITION server per paragraph A above.

     C. Payments under this Contract shall be based on Contractor's accomplishment of milestones. These milestones and the percent of applicable payment to be made to Contractor are specified in Rider E.

     D. A proper invoice must include the following information and/or attached documentation:

          i. Name and address of business concern as designated in the Contract.

          ii. Federal Tax Identification Number of business concern as designated in the Contract.

          iii. Invoice remittance address as designated in the Contract.

          iv. Description including time period, serial numbers, sites, subsystems, and services and deliverables actually rendered or delivered as specified in the Statement of Work.

          v.   The Contract number.

          vi.  Work sheets detailing materials provided and tasks performed.

     E. If an invoice contains a defect or impropriety and/or it is not a proper invoice, as defined in this section, a written notification and the improper invoice shall be sent to the business concern at the address designated for Receipt of Notices within ten (10) calendar days. The notice shall contain a description of the defect or impropriety and any additional information necessary to correct the defect or impropriety. If such notification has been sent, the required payment date shall be thirty (30) days after the receipt of a proper invoice in accordance with this section.

     F.   Payments under the Contract will be due and payable on the thirtieth
          (30th) calendar day after the date of actual receipt of a proper invoice in the office designated to receive the invoice, or the date the Commonwealth receives acknowledgement of a completed milestone in accordance with the terms of the Contract, whichever is later. The date of the warrant issued in payment shall be considered the date payment is made. Contractor payment shall not be initiated before an invoice is received. If Contractor is a designated small business, Management Directive 305.7 Amended, June 12, 1986 shall apply.

     G. Payment by wire transfer is permitted upon receipt of wire transfer instructions from the Contractor.

A.13 LIQUIDATED DAMAGES

     A. The installation dates set forth in the SDOs will be fixed in such a manner that the integration of the System is consistent with the timing and schedules of the Commonwealth's programs. If the Contractor does not complete Installations within the time limits specified in the SDOs, the delays will interfere with the proper implementation of the Commonwealth's System and with coordination between the various contractors installing the system to the loss and damage of the Commonwealth. From the nature of the case it would be impractical and extremely difficult to fix the actual damage sustained in the event of any such action. The Commonwealth and the Contractor, therefore, presume that in the event of any such delay the amount of damage sustained from the delay will be the amount set forth in this paragraph. They further agree that in the event of any such delay, the Contractor shall pay such amount as liquidated damages and not as a penalty; and that such liquidated damages are in lieu of all other damages arising from such delay. The Commonwealth is not obligated for payment of liquidated damages under the terms of this Contract.

     B. If the Contractor does not meet the Installation Date(s) of the SDO(s), the Contractor shall pay the Commonwealth, as fixed and agreed liquidated damages for each calendar day between the required Installation Date and the actual Installation Date, but not for more than one hundred eighty (180) calendar days in any instance, in lieu of all other damages due to such non-installation, an amount of 0.05% (0.0005) daily of the purchase price including maintenance, but less the purchase price applicable to installed Components, for each Subsystem rendered inoperable as a result of such delay in Ready for Use.

     C. Delays of the contractor in meeting scheduled Installation Date for a Site, a Subsystem, or the System as specified in the SDO shall result in a loss to the Commonwealth of 0.05% (0.0005) per day of the purchase price, for a maximum of 180 working days for each subsystem rendered inoperable as a result of each calendar day delay in completing the tasks. An extension of time granted by the Commonwealth shall not be construed as a waiver of liquidated damages unless such extension shall specifically provide such waiver.

     D. If the delays are caused by a subcontractor, and if such delay arises out of causes beyond the control of both the Contractor and subcontractor, and without the fault or negligence of any of them, the Contractor shall not be liable for liquidated damages for delays, unless the Equipment or Services to be furnished by the Contractor or Subcontractor were obtainable from other sources in sufficient time to permit the Contractor to meet the required Installation Date.

     E. The Commonwealth shall have the option of billing the Contractor or deducting from any invoice an amount equal to the above as liquidated damages or waiting for the Contractor's certification so the Acceptance Testing can begin.

     F. If the delay of installation of any Equipment is more than thirty (30) calendar days, then during that or the subsequent thirty (30) day period the Contractor may elect to install substitute Equipment, acceptable to the Commonwealth, of at least equal capabilities (or greater capabilities at the Contractor's option) and capable of performing the functions of such Equipment, as specified in the manufacturer's published specifications for the Equipment and the Commonwealth's required functions and features. If the Contractor does not elect to install substitute Equipment during either such period, then by written notice to the Contractor, the Commonwealth may terminate the right of the Contractor to install such original or such substitute Equipment, and may obtain other Equipment in place thereof. The Commonwealth is not liable for any packing, unpacking, drayage, rigging, shipping and installation charges for any of the Contractor's substitute Equipment.

     G. If some, but not all, of the System or a Subsystem is Ready For Use by the required date, and the Commonwealth uses for operational purposes any such installed Subsystem, liquidated damages shall not accrue against the Subsystem used.

     H. If the delays are caused by the Engineering and Quality Assurance Contractor, the Site

          Development contractor or the Microwave contractor, the delay shall be handled in the same manner as a delay in Site availability and liquidated damages shall not apply.

A.14 NEED FOR EQUIPMENT DUE TO EMERGENCY

     A. For a period of two (2) years after System Acceptance, the Contractor shall make reasonable efforts to assist the Commonwealth in procuring use of Equipment compatible with that used by the Commonwealth to meet emergencies such as, but not limited to, major breakdowns and unforeseen incidents.

     B. The Commonwealth, at its option, may accept or reject the offer of use of emergency Equipment. If accepted, the charge for such use, if any, shall be by separate arrangement between the Commonwealth and the entity providing the emergency Equipment.

     C. Contractor shall make available spare parts and service support for all equipment supplied under this procurement for a minimum of 10 years from the date of execution of the contract. Contractor agrees to supply the Commonwealth with written notification of the discontinuance of production of any Contractor-manufactured hardware or equipment no later than 1 year prior to discontinuance.

A.15 ALTERATIONS AND INTERCONNECTIONS

     A. The Commonwealth may make Alterations or install Interconnections to Sites, Subsystems, Equipment or Components at the Commonwealth's expense.

     B.   When such Alterations or Interconnections are made by other than the
          Contractor:

          i. The Commonwealth shall be responsible for damage to the System caused by or resulting from such Alterations or Interconnections;

          ii. The Contractor shall not be held responsible for any defects or malfunctions or non-conformance caused by or resulting from such Alterations or Attachments;

          iii. The Commonwealth shall pay the Contractor for any increase in the cost of effort related to maintenance service for the System, caused by or resulting from such Alterations or Interconnections;

          iv. Such Alterations or Interconnections shall be removed and the Equipment restored to the prior configuration at the Commonwealth's expense upon return of the Equipment to the Contractor; and

          v. There shall be no effect on the Contractor under this Contract as a result of such Alterations or Interconnections, whether for warranty, time of performance or other purposes.

A.16 TRAINING AND TECHNICAL SERVICES

     A. The Contractor shall provide training as specified in Rider D. Any training or additional Services over and above that referenced in Rider D shall be at the Contractor's then standard terms and charges.

     B. The Contractor's technical personnel shall be available to assist the Commonwealth in development and implementation of the System, as specified in Riders B and D. Any technical Services over and above that referenced in Riders B and D will be made available to the Commonwealth at the Contractor's then standard terms and charges.

A.17 ASSIGNED PERSONNEL

     A. The Contractor shall provide to the Commonwealth a summary of technical qualifications for each individual assigned to the Commonwealth at the Commonwealth's location in support of this contract. The Commonwealth must approve the selection of these personnel in advance of their assignment to this project.

     B. Contractor agrees that key personnel, including management, engineering, and supervisory, assigned to the project shall remain assigned to the project unless terminated or due to unforeseen circumstances.

     C. In the event of termination or unforeseen circumstances, substitutes for assigned personnel shall be approved in advance by the Commonwealth, shall have comparable levels of responsibility and authority, and shall have substantially equivalent experience and skill. Contractor agrees to make available for interview purposes any individuals proposed for this project, and agrees to supply the Commonwealth with resume, work history, or other requested documentation supporting the contractor's proposed assignment or substitution. The Commonwealth reserves the right to accept or reject any or all individuals recommended for project assignment.

A.18 SITE PREPARATION

     A. The Contractor will notify the Commonwealth in writing as to the adequacy of the Commonwealth's planned layout of each Site for the Equipment within thirty (30) days after receipt of the Commonwealth's plans. The parties shall mutually agree upon any changes, if a planned layout is not adequate. If such agreement is not reached, Paragraph
          A.53 shall be applicable.

     B. Any Contractor alterations or modifications in Site Preparation, which are attributable to incomplete or erroneous investigations, calculations, or engineering requirements provided by the Contractor and which involve additional expense to the Commonwealth, shall be made at the expense of the Contractor.

     C. If any such alterations as specified in Paragraph C above, cause a delay in the installation, the provisions as specified in LIQUIDATED DAMAGES paragraph of this Contract will apply in accordance with the provision thereof.

     D. If Commonwealth or federal environmental agencies provide the Contractor with guidelines or directives on site preparation, which are followed in good faith by the

               Contractor, and it later proves to be erroneous or incomplete, the Commonwealth will pay the additional expense and no liquidated damages shall be applicable.

A.19 TRANSPORTATION OF EQUIPMENT

     A. Shipment to the installation Sites shall be made at no expense to the Commonwealth.

     B. Transportation charges for the shipment of empty packing cases shall be paid by the Contractor except when Equipment is moved from one Commonwealth location to another.

     C. Relocation of Equipment for the Commonwealth's convenience shall be at the Commonwealth's expense. However, if relocation is due to the Contractor's improper initial location of Equipment, the Contractor shall be liable for relocation, packing and unpacking of Equipment without charge to the Commonwealth.

A.20 RISK OF LOSS

The Commonwealth shall be relieved from all risk of loss or damage to the Equipment while it is at the Contractor's storage and service facilities, when it is shipped to installation locations, and until the Commonwealth accepts the System. However, Contractor shall not be responsible for loss or damage caused by the Commonwealth, its Engineering and Quality Assurance Contractor, the Microwave System contractor or the Trunked Radio System contractor.

A.21 LAWS AND REGULATIONS

     A. The attention of Contractor is directed to the federal state and local laws, regulations, and ordinances in reference to labor, materials, equipment, specifications, proposals, contracts, bonds (bid, performance, and payment), environmental impacts, and all other matters pertaining to the relationship between the Commonwealth and Contractor. Contractor shall be aware of and shall at all times observe and comply with federal, state, and local laws, ordinances, and regulations, which in any manner affect the Contract or the work. Contractor shall be responsible for ascertaining the applicable laws, ordinances, rules, regulations, permit requirements, or other legal requirements governing the Contractor's activities hereunder.

     B. Contractor shall indemnify, save and hold harmless the Commonwealth against any claim, judgement, fine, penalty, or other cost arising from the violation of such laws, ordinances, or regulations, whether committed by the Contractor, or the Contractor's agents, servants, or employees, or the Contractor's subcontractors, their agents, servants, or employees. In the event the Commonwealth becomes aware or receives notice of a violation, the Commonwealth shall provide prompt written notice of any matter covered by this Paragraph, and Contractor shall have the right to assume the defense thereof.

A.22 NON-DISCRIMINATION/SEXUAL HARASSMENT CLAUSE

During the term of the Contract, the Contractor agrees as follows:

     A. In the hiring of any employees for the manufacture of supplies, performance of work, or any other activity required under the Contract or any subcontract, the Contractor, subcontractor or any person acting on behalf of the Contractor or subcontractor shall not by reason of gender, race, creed, color, disability, national origin, ancestry or age discriminate against any citizen of the Commonwealth who is qualified and available to perform the work to which the employment relates.

     B. Neither the Contractor nor any subcontractor nor any person on their behalf shall in any manner discriminate against or intimidate any employee involved in the manufacture of supplies, the performance of work or any other activity required under the Contract on account of gender, race, creed, color disability, national origin, ancestry or age.

     C. Contractor and subcontractors shall establish and maintain a written sexual harassment policy and shall inform their employees of the policy.

     D. The Contractor and each subcontractor shall furnish all necessary employment documents and records to and permit access to their books, records, and accounts by the contracting officer and the Department of General Services' Bureau of Contract Administration and Business Development for purposes of investigation to ascertain compliance with the provisions of the Nondiscrimination/Sexual Harassment Clause. If the Contractor or any subcontractor does not possess documents or records reflecting the necessary information request, it shall furnish such information on reporting forms supplied by the contracting officer of the Bureau of Contract Administration and Business Development.

     E. The Contractor shall include the provisions of this Nondiscrimination/Sexual Harassment Clause in every subcontract so that such provision will be binding upon each subcontractor.

     F. The Commonwealth may cancel or terminate the Contract and all money due or to become due under the Contract may be forfeited for a violation of the terms and conditions of this Nondiscrimination/Sexual Harassment Clause.

A.23 QUARTERLY REPORT - MBE, WBE, SERB

The Contractor must provide the Department of General Services, Bureau of Contract Administration and Business Development, Room 502 North Office Building, Harrisburg, Pennsylvania 17125, with quarterly reports that indicate whether the Contractor utilized a Minority Business Enterprise, Women's Business Enterprise, or Socially/Economically Restricted Business, Women's Business for activities under this Contract during the quarter. The quarterly reports must include a list of names and the amount paid to the Minority Business Enterprise, Women's Business Enterprise, or Socially/Economically Restricted Business utilized. The first such report shall be due on the 100th day after the starting date of this Contract, and subsequent reports shall be due each 100th day after the starting date of this Contract, and subsequent reports shall be due each 100th day thereafter. However, a report is not required if a

Minority Business Enterprise, Women's Business Enterprise, or
Socially/Economically Restricted Business was not used during the reporting period.

A.24 LICENSE AND PERMITS

Contractor shall procure at his own expense all licenses and permits necessary to perform the work except for such permits as may be provided by the Commonwealth as set forth elsewhere herein.

A.25 PRIME CONTRACTOR ROLE

     A. The Contractor shall be prime contractor for the effort hereunder. The Contractor will be required to assume responsibility for all contractual activities offered in the Proposal whether or not the Contractor performs them. Further, the Commonwealth will consider the Contractor to be the sole point of contact with regard to contractual matters including payment of any and all charges resulting from this Contract.

     B. Contractor shall employ a competent responsible representative who shall represent Contractor at Sites at all times during the execution of services in performance of this Contract. Contractor shall notify the Commonwealth in writing of the name of its representative(s), and of subsequent changes, for approval.

     C. Contractor shall provide the proper tools and equipment, and shall secure the services of technical experts, and other employees necessary to the performance of the work. The employees of Contractor shall be competent and willing to perform satisfactorily the work required of them. A worker, subcontractor, or other agent who, in the opinion of the Commonwealth is intemperate, disorderly, disruptive, or who neglects or refuses to perform the work in a safe and competent manner shall, upon request of the Commonwealth, be promptly removed from the Site and shall be allowed to return to the Site only with the Commonwealth's consent upon Contractor's representation that the worker, subcontractor, or agent is willing and able to perform satisfactorily.

     D. Assignment, delegation or subletting of this Contract or rights or duties hereunder by Contractor, in which the value of the contract exceeds $100,000, without the written consent of the Commonwealth shall be void. No consent is required for such identified contractors. Subject to the foregoing, this Contract shall bind and inure to the benefit of the parties and their successors and assigns.

     E. The Commonwealth reserves the right to approve subcontractors for this project and to require the Contractor to replace subcontractors found to be unacceptable. The Contractor is totally responsible for adherence by the subcontractor(s) to all provisions of the Contract.

     F. The Commonwealth acknowledges responsibility for integration of the System purchased under this Contract and other systems and equipment purchased through other related contracts. Contractor agrees to provide the Commonwealth with technical support, including engineering investigation and research if required, necessary to enable the Commonwealth to fully characterize the interface requirements of Contractor's System as needed to complete system integration.

     G. The Commonwealth reserves the right to delegate its responsibilities for technical review, implementation supervision, acceptance testing, or other non-fiduciary responsibilities under this Contract to the EQAC, to Commonwealth agencies, to the Commonwealth's partners, to other Commonwealth contractors, or to designated individuals as it deems appropriate. Contractor shall be notified of such delegation, if it occurs, by written notice as provided for in this Contract.

A.26 CONFLICTS OF INTEREST

     A. No personnel of the Contractor or member of the governing body of any locality, or other public official or employee of any such locality in which, or relating to which, the work under this Contract is being carried out, and who exercises any functions or responsibilities in connection with the review or approval of the undertaking or carrying out of the work shall, prior to the completion of the work voluntarily acquire any personal interest, direct or indirect, which is incompatible, or in conflict with the discharge and fulfillment of such person's functions and responsibilities with respect to the implementation of such work.

     B. Any person who acquires an incompatible or conflicting personal interest, prior to, on or after the effective date of this Contract, or who involuntarily acquires any such incompatible or conflicting personal interest, shall immediately disclose his or her interest to the Commonwealth in writing. Thereafter, such person shall not participate in any action affecting the work under this Contract, unless the Commonwealth shall determine that in the light of the personal interest disclosed, such person's participation in any such action would not be contrary to the public interest.

A.27 ACCOUNTING AND BOOKKEEPING REQUIREMENTS

     A. The Contractor shall keep all financial records in a manner consistent with generally accepted accounting principles. Documentation to support each action shall be filed in a manner allowing it to be readily located.

     B. All disbursements made for the Contract shall be only for obligations incurred in the performance of this Contract and shall be supported by contracts, invoices, vouchers, and other data as appropriate to support such disbursements. All disbursements for the Contract shall be for obligations incurred only after the effective date of the Contract, unless specific authorization for prior disbursements has been given in writing by the Commonwealth.

     C. During the period covered by the Contract, and until the expiration of three (3) years after final payment under the Contract, the Contractor agrees to provide the Commonwealth, its duly authorized representative, and any person, agency or instrumentality providing the Commonwealth with financial support to the work undertaken hereunder with access to and the right to examine any books, documents, papers, and records of the Contractor involving transactions related to such work.

A.28     SINGLE AUDIT ACT

In compliance with the Single Audit Act of 1984, the Contractor agrees to the following:

     A. This Contract is subject to audit by Federal and state agencies or their authorized representative in accordance with the auditing standards promulgated by the Comptroller General of the United States and specified in Standards for Audits of Governmental Organizations, Programs, Activities, and Functions (Yellow Book - 1981 Revisions).

     B. The audit requirement of this Contract will be satisfied if a single audit is performed under the provisions of the Single Audit Act of 1984, 341 U.S.C. 7501 et seq., and all rules and regulations promulgated pursuant to the Act.

     C. The Commonwealth reserves the right for Federal and State agencies or their authorized representatives to perform additional audits of a financial/compliance, economy/efficiency or program results nature, if deemed necessary.

     D. The Contractor further agrees to comply with requirements that may be issued by the State Agency upon receipt of additional guidance received from the Federal Government regarding the Single Audit Act of 1984.

A.29 OWNERSHIP

The Contractor hereby retains, on an exclusive basis, all rights, title, and interest in any computer software, systems design, source code, work papers, and all other information, documents and materials delivered, prepared or created by the Contractor for or in connection with the Contract with the Commonwealth. Computer software, systems design, source code and all other information, documents and materials prepared for or in connection with the Contract shall be licensed by the Contractor to the Commonwealth for use of all of these items pursuant to Rider

H. Work papers pertaining to the tasks and reports shall be made available, upon request, to the Commonwealth or its representative for review, inspection, and if desired, reproduction. Such work papers shall be retained for at least three
(3) years subsequent to the final payment under the Contract.

A.30 CONFIDENTIALITY

The Parties acknowledge that some of the data they each may be exposed to in the performance of this Contract is of a confidential nature. Except as otherwise required by applicable law, the Parties agree to observe complete confidentiality with respect to all aspects of any confidential information, proprietary data or trade secrets and any parts thereof, belonging to the other or other manufacturer, contractor or distributor that each one's personnel gain access to under or in connection with this Contract. The restrictions herein shall survive the termination or expiration of this Contract for any reason and shall continue in full force and effect and shall be binding upon the Parties or any party claiming an interest in this Contract on behalf of or under the rights of the Parties. The Parties shall advise their agents, employees, successors, assigns, and subcontractors that are engaged in performance hereunder of the restrictions, present and continuing, set forth herein. Each Party shall defend and incur its respective costs, including reasonable attorney fees, for actions which arise as a result of noncompliance by such Party regarding the restrictions herein.

A.31 PUBLICITY

Any use or reference to the RFQC and this Contract by the Contractor to promote, solicit, or disseminate information regarding the scope of the Contract is prohibited unless otherwise agreed to in writing by the Commonwealth. The Commonwealth agrees to be used as a reference by the Contractor; provided however, that Contractor hereby holds harmless and indemnifies the Commonwealth from any claims or damages arising from such reference information

A.32 NOTICES

A. Notices to be given under this Contract shall be formulated in writing and sent to the respective Party as follows:

         FOR THE CONTRACTOR:


         ---------------

         ---------------

         ---------------

         ---------------

         ---------------

         FOR THE COMMONWEALTH:
         Governor's Office of Administration
         Radio Project Office
         Donald Appleby, Program Manager
         One Technology Park
         Harrisburg, PA  17110-2913

     B. A party shall be deemed to have given notice for purposes of this Contract upon deposit of the correspondence (a) in registered or certified U. S. mail, postage prepaid, (b) with a nationally recognized courier service that maintains verifications of actual delivery, (c) by facsimile, with a copy sent by first-class U.S. mail, or (d) by delivering the same in person.

     C. Either party may change its notification address by giving the other party written notice of the change.

A.33 COMPLETENESS OF PROPOSAL, ESTIMATES, AND DRAWINGS

     A. Contractor acknowledges and understands the extent to which the RFQC and Proposal, as accepted (including drawings, data, etc.), is complete and that no change in the Contract price(s) shall be allowed to the extent that the Proposal is not complete. The Proposal and drawings are specifying the quality of work required, its nature and position, and the method of construction and operation insofar as these are determinable in advance.

     B. Contractor hereby agrees that it will make no claim for damages, for anticipated profits, or for losses because of differences between the quantities of the various items of work actually done or services and materials actually furnished, and the quantities indicated in the RFQC and Proposal.

     C. The various parts of the Contract are intended to supplement but not necessarily duplicate each other. Any work exhibited in one part and not in another shall be performed as if it had been set forth in all parts, so that the work will be performed according to the Contract.

     D. Compensation for all profit and loss, both anticipated and actual, shall be considered as fully made in the Contract price(s) contained in Rider C.

A.34 OTHER CONTRACTS

     A. Contractor is advised that this Contract is a part of a larger project, and that related contracts may be let accordingly. Contractor shall afford other contractors and subcontractors a reasonable opportunity for the performance of their work, and shall properly coordinate and schedule its work with theirs.

     B. If a part of Contractor's work depends upon the work of another contractor or subcontractors for proper performance and results, Contractor shall carefully review and promptly report to the Commonwealth in writing any defect or delay in the performance of such work that renders it unsuitable for Contractor's proper performance and results, or that Contractor believes excuse the full and timely performance by Contractor.

A.35 RIGHT OF ENTRY

The Commonwealth reserves the right at any time to enter the property or location on which the work is to be performed, by such agent or agents, as it may elect, for the purpose of inspecting the work.

A.36 SAFETY REQUIREMENTS

     A. All parts of this Contract shall be performed in strict accordance with the safety requirements of applicable codes and statues, federal, state and local requirements, and the best industry practice. Contractor is fully obligated to follow all safety procedures on behalf of its Site personnel, Equipment, and properties involved in this project, including Contractor's subcontractors, the Commonwealth's employees and visitors.

     B. All work performed by the Contractor at above-ground elevations, including work on masts, poles, towers, monopoles, rooftops, chimneys, and similar installation sites and antenna support structures, shall comply with regulations established by OSHA and with the guidelines established by the National Association of Tower Erectors.

A.37 PROTECTION OF PROPERTY AND EQUIPMENT

     A. Contractor shall use its best efforts to protect the adjacent or adjoining properties and equipment from damage or loss from Contractor's operations or its subcontractors' operations. Contractor shall bear the costs of damage or loss caused by its operations or those of his subcontractors.

     B. Existing underground installations such as water pipes, oil and gas pipelines, sewers, telephone lines, power lines, and buried structures in the vicinity of the Work are indicated on the drawings only to the extent such information has been made available to or discovered by an Architect, Engineer, or the Commonwealth in preparing the drawings. There is no guarantee as to the accuracy or completeness of such information, and the responsibility for accuracy and completeness is expressly disclaimed. Contractor shall be responsible for the location and protection of underground installations that are crossed or exposed by his design.

     C. Contractor shall be solely responsible for accurately locating existing underground installations in advance of excavating or trenching, by contacting their owners and by having the owners locate and mark the location of the underground facilities placed within the Site. Repair of damage to underground installations for which the Contractor is legally responsible shall be paid by the Contractor.

     D. Delays, additional Work, or extra cost to Contractor caused by existing underground installations shall not constitute a claim for extra Work, additional payment, damages, or extensions of time. In the event that it is determined that existing underground installations may cause to be incurred, additional costs, delays, damages, etc., Contractor will notify the Commonwealth to arrange for the appropriate disposition. This disposition may include, but not be limited to: additional compensation, modification/extension of the Schedule, relocation of the applicable Work to another Site, etc.

A.38 HOLD HARMLESS CLAUSE ISSUE

The Contractor shall be responsible for and agrees to indemnify and hold harmless the Commonwealth from damages to property or personal injuries (including wrongful death) to any person(s) and from related losses, damages, expenses, claims, demands, suits and actions arising in connection with the work performed by the Contractor. The Commonwealth shall give prompt written notice to Contractor upon Commonwealth becoming aware of or receiving notice of any matter covered by this Paragraph and Contractor shall have the right to participate in the defense thereof.

A.39 FORCE MAJEURE

     A. The term Force Majeure as used herein shall mean any and all causes beyond the reasonable control and without any fault or negligence of the Party failing to perform, such as action of the elements, including floods, tornadoes, or hurricanes, acts of public authorities and/or regulatory agencies, including inability to obtain required permits or authorizations, acts of public enemy, insurrection, riots, strikes, labor and material shortages, fires, explosions, breakdowns of or damage to plant, equipment or facilities, interruptions of transportation, embargoes, acts of military authorities, or other causes of a similar nature which wholly or partly prevent the performance of an obligation under this Contract.

     B. Inclement weather including rain, snow, ice, or conditions resulting therefrom shall not be considered Force Majeure. However, such inclement weather may provide the basis for a requested extension of schedule at the discretion of the Commonwealth without being considered Force Majeure.

     C. If because of Force Majeure, either Party hereto is delayed in the performance of an obligation(s) under this Contract (other than the obligation of a party for monetary payment in connection with the performance of this Contract), and if such Party shall promptly deliver to the other Party written notice of such Force Majeure, then such obligation of the Party giving notice shall be suspended, as of the date of the notice, to the extent made necessary by Force Majeure and during its continuance. However, the Party giving notice shall use its best efforts to eliminate or overcome Force Majeure in order to minimize any delay in performance. The Party claiming Force Majeure shall use all reasonable efforts to mitigate the effects of Force Majeure upon the performance of the Contract.

     D. Each party shall bear the costs it encounters as a result of the Force Majeure delay and the required efforts to mitigate the effects of the Force Majeure.

A.40 EXTENSION OF TIME DUE TO FORCE MAJEURE

     A. After the beginning of any delay due to Force Majeure, Contractor shall promptly notify the Commonwealth verbally and in writing of the circumstances, and describe the action being taken to mitigate the effects of the delay.

     B. Upon cessation of the Force Majeure, Contractor shall notify the Commonwealth in writing of the extension of time required, the Commonwealth shall then ascertain the facts, the effect on the Contract schedule(s), and make a good faith determination of the extension of time required, if any, and so notify Contractor in writing of the delay in the Contract schedule.

     C. At a minimum, each day of Force Majeure delay should provide for an equivalent delay in the Contract schedule.

A.41 DAMAGES FOR DELAYS

     A. Contractor shall receive no compensation for delays or hindrances to the work, except when direct and unavoidable extra cost to the Contractor is caused by the failure of the Commonwealth to provide information or material, if any, which is to be furnished by the Commonwealth and except as otherwise provided in this Contract.

     B. When such extra compensation is claimed, the Contractor shall present a written claim to the Project Manager. Disapproval by the Commonwealth shall be subject to review under Paragraph A.53, Dispute Resolution Process.

     C. If delay is caused by specific orders given by the Project Manager to stop work, or by the performance of extra work, or by the failure of the Commonwealth to provide material or necessary instructions for carrying on the work, then such delay will entitle the Contractor to an equivalent extension of time, its applications for which shall, however, be subject to the approval of the Commonwealth; and no such extension of time shall release the Contractor or the surety on its performance bond from all of Contractor's obligations hereunder which shall remain in full force until the discharge of the Contract.

     D. Contractor hereby covenants and agrees that each subcontract shall contain the following clause:

               "Except where the Contractor is found to be at fault or contributorily negligent, Contractor shall not be liable to a subcontractor for any delay to a subcontractor's work resulting from any act, negligence or default of the Commonwealth, or by reason of fire of other casualty, or on account of riots, strikes or other combined action of the workers or others, or on account of any acts of God or any other cause beyond Contractor's control; or on account of any circumstances caused or contributed to by a subcontractor."

A.42 BACKGROUND CHECKS

Contractor understands that its employees, agents, and subcontractors may have access to sensitive or confidential information or materials under the control of the Commonwealth during this Contract. Contractor agrees to require its employees, agents, and subcontractors, and their employees, to agree to execute signed individual releases authorizing the Commonwealth to conduct investigations into those employees' backgrounds, criminal records, driving records, and other desired measures as a condition of approval for assignment to work on this Contract. Contractor further agrees that assignment of individuals, agents, or subcontractors to work on this Contract shall be contingent upon completion of such investigations with results to the satisfaction of the Commonwealth.

A.43 INTOXICANTS AND DRUGS

     A. Contractor shall not permit the introduction or use of intoxicating liquors or illegal drugs or any other drugs or substances which impair or may reasonably be expected to impair the performance or safety practices of any worker on the Site or on any of the grounds occupied or controlled by Contractor. Contractor shall not permit any worker or any other person on the Site who is or appears to be under the influence of any of the above stated substances.

     B. If Contractor has an established drug screening program for its employees, Contractor shall apply such program to the work performed on the Site of the Contract.

A.44 PERFORMANCE BOND

Contractor shall cause its surety to issue and maintain in favor of the Commonwealth a performance bond in form and substance as set forth in Rider G.

A.45 PATENT, TRADEMARK, AND COPYRIGHT INFRINGEMENT INDEMNITY

     A. WARRANTY. Contractor warrants that all goods, services, processes, and intellectual property furnished through, or used to perform this Contract will not infringe any patent, trademark, trade secret or copyright, provided that these items are not designed by the Commonwealth without Contractor's assistance. Contractor shall obtain all required licenses for the Commonwealth to use all software and hardware. If the use of any good, service, process or intellectual property furnished or used under this Contract is adjudged infringing and its use enjoined, Contractor shall, at its own expense, procure for use by the Commonwealth the right to continue using it, or replace it with a non-infringing equivalent, or modify it so that it becomes non-infringing. Contractor shall defend and reimburse the Commonwealth for any losses, costs and expenses including attorney's fees in connection with the enforcement of this warranty.

     B. INDEMNITY. Contractor shall defend at its own expense any suits or proceedings brought against by the Commonwealth based on a patent, trademark or copyright infringement claim pertaining to any goods, services, processes, or intellectual property furnished or used by Contractor under this Contract. Upon receipt of a notice of a claim, the Commonwealth shall promptly notify Contractor of such a claim and provide assistance and information at Contractor's expenses. The Commonwealth has the right of participation in the suit or proceedings, if necessary. Contractor shall pay all judgments, damages, royalties and costs awarded against the Commonwealth and shall reimburse the Commonwealth therefor. This indemnity shall not apply to items designed by the Commonwealth without the Contractor's assistance.

A.46 REQUIRED INSURANCE COVERAGE

     A. Contractor agrees to furnish certificates of insurance coverage issued by companies qualified to do business in the Commonwealth and in form acceptable to Commonwealth evidencing the following coverage and terms as hereinafter stated:

          i. Worker's compensation insurance for all of the Contractor's employees and those of any subcontractor engaged in work at the Site of the project in accordance with the Worker's Compensation Act of 1915 and any supplements or amendments thereof.

          ii. Public liability and property damage insurance to protect the Commonwealth, the Contractor, and any and all subcontractors from claims for damages for personal injury (including bodily injury), sickness or disease, accidental death, and damage to property, including loss of use resulting from any property damage, which may arise from operations under this Contract, whether such operation be by the Contractor or by anyone directly or indirectly employed by either. The limits of such insurance shall be in an amount not less than $5,000,000 each person and

               $5,000,000 each occurrence, personal injury and property damage combined. Such policies shall be occurrence rather than claims made policies and shall name the Commonwealth as an additional insured.

          iii. The insurance shall also cover the following: Contractor's own trucks and automobiles, trucks and automobiles hired by the Contractor, trucks and automobiles not owned or hired by the Contractor but used in connection with this project. The Automobile Liability Policy shall cover the use of automobiles and trucks on and off the Site of this Contract.

          iv. No policy of insurance provided hereunder shall contain any endorsements or any other form or clause designed to limit and restrict any action by the Commonwealth as an additional insured against the insurance coverage in regard to the work performed for the Commonwealth.

          v. The deductible portion of each type of coverage shall not exceed five percent (5%) of the coverage limit.

     B. Prior to commencement of work under the Contract, the Contractor shall provide the Office of Administration, Director, Radio Project Office, with current certificates of insurance as set forth above. These certificates shall contain a provision that coverage afforded under the policies will not be canceled or changed until at least thirty
          (30) days prior written notice has been given to the Office of Administration, Radio Project Office.

A.47 SUSPENSION

     A. The Commonwealth shall have the right at any time to suspend all or any part of the work upon written notice to the Contractor. Thereafter, the Commonwealth shall pay to Contractor the difference between the value of the work performed, and the sum of the payments made prior to the date of suspension. This additional payment, if any, shall be credited to payments due following resumption of the work. Further payments in accordance with the terms of payment shall cease during the period of suspension, and Contractor shall be compensated for the delay and related damages incurred by it. When directed by the Commonwealth to resume the suspended work, Contractor and the Commonwealth shall establish a revised Project Schedule and revised deliverable dates.

     B. The Contract price shall be adjusted to reflect any costs or savings attributable to such suspension of the work and extension of the schedule, and the adjustment to the Contract price shall be based upon the revised completion dates. Contract payments in accordance with terms of payment shall resume based upon the revised completion dates and revised Contract price.

     C. If the work or any portion thereof has been suspended in accordance with the foregoing paragraph, and if the Commonwealth does not give notice in writing to Contractor to resume the work within thirty (30) days, then Contractor may declare the suspended work or the suspended portion thereof as terminated for convenience, and then the termination charges as specified in Paragraph A.48 shall be based only on the portion of the work that is so terminated.

A.48 TERMINATION/CANCELLATION

     A. The rights of termination and cancellation shall take precedence over the other provisions of the Contract.

     B. The Commonwealth has the right to terminate this Contract for any of the following reasons:

          i. TERMINATION FOR CONVENIENCE: The Commonwealth may terminate this Contract for its convenience if the Commonwealth determines termination to be in its best interest. The Contractor shall be paid for work satisfactorily completed prior to the effective date of the termination as well as for work in process and its costs of termination, but in no event shall the Contractor be entitled to recover loss of profits.

          ii. NON-APPROPRIATION: Contractor understands that the Commonwealth's funds for this Contract are contingent on the availability of lawful appropriations by the Pennsylvania Legislature and authorization by the Governor. If the Pennsylvania Legislature or the Governor fails at any time to continue funding for the Contract, the Commonwealth's obligations under the Contract are terminated as of the date that the funding expires without further obligations of the Commonwealth. The Commonwealth represents that as at the date of this Contract sufficient funds have been appropriated for the full payment under this Contract. In the event this Contract is terminated pursuant to this Paragraph, the Commonwealth shall not procure the same or a similar statewide radio system for the remainder of the current fiscal year, unless less than 182 calendar days remain in the current fiscal year, in which case the Commonwealth shall not procure the same or similar statewide radio system until the end of the following fiscal year.

          iii. TERMINATION FOR CAUSE: Unless otherwise specified herein, the Commonwealth reserves the right to terminate this Contract upon written notice for Contractor's nonperformance or inadequate performance if Contractor fails to commence remedial actions to cure the same within thirty (30) days after receipt of written notice thereof.

     C. Upon termination or cancellation for any reason, Contractor shall deliver to the Commonwealth at the Site, in good operating condition, and normal wear and tear excepted, materials or equipment supplied to Contractor by the Commonwealth.

A.49 PERFORMANCE GUARANTEES

During the period of this contract, Contractor guarantees that the performance of the materials furnished under the Contract will meet the requirements of the Contract relating to design and performance when operated in accordance with generally accepted operating practices of public safety.

A.50 TAXES

     A. The Commonwealth and the Contractor understand and agree that the Contractor will not be responsible for paying or collecting Pennsylvania sales and use tax, or any similar tax, levy, duty or charge ("Sales Tax"), with respect to any services or property, whether tangible or intangible, provided to the Commonwealth by the Contractor under this Contract. In particular, it is agreed and acknowledged that all tangible property to be transferred to the Commonwealth under this Contract will either retain its character as tangible personal property or will be considered building machinery and equipment for purposes of the Sales Tax. The Commonwealth shall provide such exemption certificates as may be required by the Contractor from time to time to substantiate or qualify for any applicable exemptions from the Sales Tax.

     B. The amounts payable to the Contractor under this Contract have been determined based upon the assumption that no county, municipality, city, town or other political subdivision of the Commonwealth will impose a mercantile license tax, business privilege tax or any other local tax, duty, levy or similar charge ("Local Tax") on the Contractor with respect to this Contract or the Contractor's activities hereunder.

     C. If and to the extent that a Sales Tax is imposed on any services or property transferred by the Contractor to the Commonwealth under this Contract, or that any Local Tax is imposed on the Contractor with respect to this Contract or the Contractor's activities hereunder, the Commonwealth shall reimburse the Contractor, as an additional payment under the Contract, the amount of any such Sales Tax or Local Tax.

     D. The Commonwealth is exempt from all excise taxes imposed by the Internal Revenue Service and has accordingly registered with the Internal Revenue Service to make tax free purchases under Registration No. 2374001-K. With the exception of purchases of the following items, no exception certificates are required and none will be issued: undyed diesel fuel, tires, trucks, gas-guzzler emergency vehicles, and sports fishing equipment. The Commonwealth is also exempt from the Pennsylvania Sales Tax. The Sales and Use Tax Regulations provide that exemption certificates are not required for sales made to government entities and none will be issued. Nothing in this paragraph is meant to exempt a construction contractor from payment of sales tax or use tax required to be paid with respect to its purchase or use of tangible personal property used or transferred in connection with the performance of its construction contract.

A.51 WARRANTY

     A. Contractor shall provide Factory Warranty on all items purchased via this Contract as specified in Rider F. Factory Warranty is included in the price of Equipment as listed in Rider C. This is Contractor's standard twelve (12) month "Return to Factory" commercial product warranty, covering repair or replacement only of defective products, with the warranty period starting the date the product is shipped from the factory. The factory is defined as the Factory Staging Facility for the Commonwealth and as the point of manufacture for other purchasers (i.e., counties and municipalities).

     B. Regional Warranty is a separately priced and optional service provided by Contractor available only to the Commonwealth. Regional Warranty covers the Subsystems deployed to Sites within a Region and provides materials, labor and specific response/repair (frequency of response/repair times to be determined) as specified in Rider F. This Warranty, if purchased, will be utilized during the System Pre-Acceptance period on a Region by Region basis upon receipt by Contractor of written authorization from the Commonwealth, and can be ordered at any time before or after Regional Subsystem Acceptance. This coverage will be invoiced monthly, at a flat fee by Region as noted in Rider C.

     C. System Warranty is a service provided by Contractor as part of the Commonwealth System acquisition, and is available to the Commonwealth only. System Warranty duration is a two (2) year period starting immediately after Final System Acceptance. Specific notice from the Commonwealth for commencement of the System Warranty is not required once notification is received that the Commonwealth has accepted the System. Coverage will provide materials, labor and specific response/repair (frequency of response/repair times to be determined) as in Rider F. System Warranty will apply to the entire System during the two (2) year period.

     D. System Maintenance is an optional service offered by the Contractor to the Commonwealth only. System Maintenance includes the identical coverage as provided for in "System Warranty". The commencement date will follow the expiration of the two (2) year System Warranty and extend for either two (2) years or five (5) years (two distinct priced options provided). The frequency of response/repair times is to be determined at selection of options as specified in Rider F. The Commonwealth must provide written notification of its intent to exercise either the two (2) year or five (5) year System Maintenance option at least sixty (60) days prior to the expiration of the two (2) year System Warranty.

     E. Factory Extended Warranty is a separately priced optional service offered by the Contractor to any purchaser of items from Rider C. This Extended Warranty provides extended and supplemental equipment maintenance services beyond or in augmentation of the Factory Warranty. Price and scope is as determined in Rider C. Options include on-site response, drive in/depot repairs, return to factory extension, etc.

     F. Contractor shall respond to system and equipment malfunctions, while services included in Paragraphs B, C, and D above are in effect, by having a qualified technician arrive at the site within the times specified in Rider F. For minor failures as defined in Rider F, the contractor shall agree to pay to the Commonwealth as liquidated damages the sum of $200 for each and every hour of delay, for a maximum of 360 days per incident. For major failures as defined in Rider F, the contractor shall agree to pay to the Commonwealth as liquidated damages the sum of $300 for each and every hour of delay, for a maximum of 360 days per incident.

     G. THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXCLUDED.

A.52 CHANGES IN THE WORK

     A. The Commonwealth may direct reasonable changes in the work called for in the Proposal by making alternations or additions to or deletions from the work, without invalidating the Contract and without relieving or releasing Contractor from any responsibility or guarantee given by it pursuant to the Contract. All changes in the work shall be performed under the terms, conditions, and specifications of the original Contract, and in all respects shall be in conformance with the requirements of the Contract, as though originally included therein.

     B. A claim for an adjustment to the contract price or schedule for changes in the work shall be promptly brought to the Commonwealth's attention and agreed upon in advance of the change order authorizing the change in the work. Contractor shall be entitled to no claim for damages, other than for costs already incurred and for termination costs, and for anticipated profits or overhead on any portion of the Work that may be deleted by a change order. Agreed upon changes in the Contract price, task price, or schedule, if any, shall be stated on the change order.

     C. Except in any emergency endangering life or property, changes in the Scope of Work shall be made only in accordance with a written change order originated by the Commonwealth stating the nature and extent of the change.

     D. For any authorized change in the work, the contracting parties are restricted to the use of one of the following pricing methods to determine the amount to be added to or deducted from the Contract price for the change in work. The pricing method to be used shall be agreed upon and stated on the change order prior to Contractor's starting the change.

          i. Method (1): By agreement upon unit prices, where applicable unit prices are not stipulated in the Contract, for the work to be done; or

          ii. Method (2): By agreement upon a lump sum price for the work to be done; or

          iii. Method (3): By agreement that Contractor to be paid on a time and material basis at a fixed hourly rate by labor category plus materials at cost including a materials handling rate. If this method is agreed upon, Contractor shall maintain accurate, current, itemized records for such time as the Commonwealth may require for a correct accounting of hours expended by labor category and the cost of materials, together with all proper vouchers and supporting documents.

     E. If the change in work results in a credit to the Commonwealth from Contractor or from a subcontractor, the amount credited to the Commonwealth shall be the total actual cost (as defined above) of the change in work.

     F. An itemized statement of actual cost for changes increasing the work or for net credit to the Commonwealth for changes decreasing the work, shall be rendered by Contractor no later than fifteen (15) calendar days after completion of the additional work, or after issuance of the change order if a decrease in work.

A.53 DISPUTE RESOLUTION PROCESS

     A. In the event of a controversy or claim arising from the Contract, the Contractor must file a written notice of controversy or claim with the Contracting Officer for a determination.

     B. Upon receipt of such a notice, the Contracting Officer shall investigate the notice and send his or her written determination to the Contractor.

     C. The Contractor may request an administrative appeal of the Contracting Officer's determination within 60 days of issuance of the Contracting Officer's determination. The Deputy Secretary for Information Technology, Governor's Office of Administration, shall review the administrative appeal. The Deputy Secretary shall investigate the appeal and issue a written determination to the Contractor.

     D. The decision of the Deputy Secretary shall be final, conclusive, and unreviewable in all respects unless the Contractor files a claim with the Commonwealth Board of Claims pursuant to Act of May 20, 1937, P.L. 728, as amended (72 P.S. 4651-1).

     E. Contractor may seek review of an adverse decision of the Commonwealth Board of Claims to the Commonwealth Court of Pennsylvania as provided by applicable law. Any disputes arising under this Contract, but outside the jurisdiction of the Commonwealth Board of Claims, shall be brought only in the courts of the Commonwealth of Pennsylvania or in the federal courts in the Middle District of Pennsylvania.

     F. Pending a final resolution of a controversy or claim, including the final judicial resolution thereof, the Contractor shall proceed diligently with the performance of the Contract in a manner consistent with the interpretation of the Contracting Officer and the Commonwealth shall compensate the Contractor pursuant to the terms of the Contract.

A.54 OFFSET PROVISION FOR COMMONWEALTH CONTRACTS

The Contractor agrees that the Commonwealth may set off the amount of any state tax liability or other debt of the Contractor or its subsidiaries that is owed to the Commonwealth and not being contested on appeal against any payments due the Contractor under this or any other contract with the Commonwealth.

A.55 CONTRACTOR RESPONSIBILITY PROGRAM

     A. As indicated in Management Directive 215.9 "Contractor Responsibility Program", the Commonwealth has established a system to monitor vendor performance. If Contractor has not performed as required by the Contract, the using agency will notify the Department of General Services. The information provided will be reviewed and if deemed to be appropriate, will be entered in the central Contractor Responsibility File. This information will be used by the Commonwealth to assist in determining if a vendor is responsible. If it is determined the Contractor is not responsible, they will be ineligible for contract awards.

     B. Contractor certifies that it is not currently under suspension or debarment by the Commonwealth, any other state, or the federal government, and if the Contractor cannot so certify, then it agrees to submit along with the bid/proposal, a written explanation of why such certification cannot be made.

     C. If Contractor enters into any subcontracts or employs under this Contract any subcontractors/individuals who are currently suspended or debarred by the Commonwealth or federal government or who become suspended or debarred by the Commonwealth or federal government during the term of this Contract or any extensions or renewals thereof, the Commonwealth shall have the right to require the Contractor to terminate such subcontracts or employment.

     D. The Contractor agrees to reimburse the Commonwealth for the reasonable costs of investigation incurred by the Office of the Inspector General for investigations of the Contractor's compliance with the terms of this or any other agreement between the Contractor and the Commonwealth which results in the suspension or debarment of the Contractor. Such costs shall include, but not be limited to, salaries of investigators, including overtime; travel and lodging expenses; and expert witness and documentary fees. The Contractor shall not be responsible for investigative costs for investigations which do not result in the Contractor's suspension or debarment.

     E. The Contractor may obtain the current list of suspended and debarred contractors by contacting the:

                  Department of General Services
                  Office of Chief Counsel
                  603 North Office Building
                  Harrisburg, PA  17125
                  Telephone No.:  (717) 783-6472
                  FAX No.: (717) 787-9138

A.56 AMERICANS WITH DISABILITIES ACT

During the term of this Contract, the Contractor agrees as follows:

     A. Pursuant to federal regulations promulgated under the authority of The Americans With Disabilities Act, 28 C.F.R. 35.101 et seq., the Contractor understands and agrees that no individual with a disability shall, on the basis of the disability, be excluded from participation in the Contract or from activities provided for under this Contract.

          As a condition of accepting and executing this Contract, the Contractor agrees to comply with the "General Prohibitions Against Discrimination," 28 C.F.R. 35.130, and all other regulations promulgated under Title II of The Americans With Disabilities Act, which are applicable to the benefits, services, programs, and activities provided by the Commonwealth through contracts with outside contractors.

     B. The Contractor shall be responsible for and agrees to indemnify and hold harmless the Commonwealth from losses, damages, expenses, claims, demands, suits, and actions brought by any party against the Commonwealth as a result of the Contractor's failure to comply with the provisions of paragraph A above. Upon receipt of notice of a claim, the Commonwealth shall provide prompt written notice to Contractor of any matter covered by this Paragraph and Contractor shall have the right to participate in the defense thereof.

A.57 CONTRACTOR INTEGRITY PROVISIONS

     A.   Definitions:

          i. CONFIDENTIAL INFORMATION means information that is not public knowledge, or available to the public on request, disclosure of which would give an unfair, unethical, or illegal advantage of another desiring to contract with the Commonwealth.

          ii. CONSENT means written permission signed by a duly authorized officer or employee of the Commonwealth, provided that where the material facts have been disclosed, in writing, by prequalification, bid, proposal, or contractual terms, the Commonwealth shall be deemed to have consented by virtue of execution of this Contract.

          iii. CONTRACTOR means the individual or entity that has entered into this Contract with the Commonwealth, including directors, officer, partners, managers, key employees and owners of more than five percent (5%) interest.

          iv.  FINANCIAL INTEREST means:

               a. ownership of more than five percent (5%) interest in any business; or

               b. holding a position as an officer, director, trustee, partner, employee, or the like, or holding any position of management.

          v. GRATUITY means any payment of more than normal monetary value in the form of cash, travel, entertainment, gifts, meals, lodging, loans, subscriptions, advances, deposits of money, services, employment, or contracts of any kind.

     B. The Contractor shall maintain the highest standards of integrity in the performance of this Contract and shall take no action in violation of state or federal laws, regulations, or other requirements that govern contracting with the Commonwealth.

     C. The Contractor shall not disclose to others any confidential information gained by virtue of this Contract.

     D. The Contractor shall not, in connection with this or any other agreement with the Commonwealth, directly or indirectly, offer, confer, or agree to confer any pecuniary benefit on anyone as consideration for the decision, opinion, recommendation, vote, other exercise of discretion, or violation of a known legal duty by any officer or employee of the Commonwealth.

     E. The Contractor shall not, in connection with this or any other contract with the Commonwealth, directly or indirectly, offer, give or agree or promise to give anyone any gratuity for the benefit of at the direction or request of any office or employee of the Commonwealth.

     F. Except with the consent of the Commonwealth, neither the Contractor nor anyone in privity with him or her shall accept or agree to accept from, or give or agree to give to, any person, any gratuity from any person in connection with the performance of work under this Contract except as provided herein.

     G. Except with the consent of the Commonwealth, the Contractor shall not have a financial interest in any other contractor, subcontractor, or supplier providing services, labor or material on this project.

     H. The Contractor, upon being informed that any violation of these provisions has occurred or may occur, shall immediately notify the Commonwealth in writing.

     I. The Contractor, by execution of the Contract and by the submission of any bills or invoices for payment pursuant thereto, certifies and represents that he or she has not violated any of these provisions.

     J. The Contractor, upon the inquiry or request of the Inspector General of the Commonwealth or any of that official's agents or representatives, shall provide, or if appropriate, make promptly available for inspection or copying, any information of any type or form deemed relevant by the Inspector General to the Contractor's integrity or responsibility, as those terms are defined by the Commonwealth's statutes, regulations, or management directives. Such information may include, but shall not be limited to, the Contractor's business or financial records, documents or files of any type or form which refer to or concern this Contract. Such information shall be retained by the Contractor for a period of three years beyond the termination of this Contract unless otherwise provided by law.

     K. For violation of any of the above provisions, the Commonwealth may terminate this and any other contract with the Contractor, claim liquidated damages in an amount equal to the value of anything received in breach of these provisions, claim damages for all expenses incurred in obtaining another contractor to complete performance hereunder, and debar and suspend the Contractor from doing business with the Commonwealth. These rights and remedies are cumulative, and the use or nonuse of any one shall not preclude the use of all or any other. These rights and remedies are in addition to those the Commonwealth may have under law, statute, regulation, or otherwise.

A.58 CAPTIONS, NUMBERING AND LETTERING

The captions to sections and the numbering or lettering of sections in this Contract are for convenience only and shall not be considered in construing the intent of the parties.

A.59 CONSTRUCTION OF TERMS, CHOICE OF LAW

The terms of this Contract have been arrived at after mutual negotiation and, therefore, it is the intent of the parties that its terms not be construed against either of the Parties by reason of the fact that the Contract Documents were prepared by one of the Parties. This Contract shall be deemed a contract made in the Commonwealth for all purposes and shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

A.60 YEAR 2000 COMPLIANCE

The Contractor presents and warrants that each hardware, software and firmware product delivered (or service performed) under the Contract, including enhancements, shall be able to accurately process, provide and/or receive date/time date (including, but not limited to, calculating, comparing and sequencing) from, into and between the 20th and 21st centuries and the year 1999 and 2000, including leap year calculations, when used in accordance with the Documentation provided by the Contractor, provided that all listed or unlisted products (e.g. hardware, software, firmware, etc.) used in combination with such product properly exchange date/time date with it.

No hardware, software, firmware or service provided under the Contract shall change the status of hardware, software and firmware product not supplied by Contractor which is Year 2000 compliant from Year 2000 compliant to Year 2000 noncompliant. The Contractor must notify the Commonwealth of any Year 2000 noncompliant hardware, software and firmware product located by the Contractor during the course of performance of the Contract, design a plan of remediation to create Year 2000 compliance and provide an estimate of the cost, if any, to the Commonwealth to achieve Year 2000 compliance.

The Contractor shall not deliver any third-party hardware, software, firmware or service to the Commonwealth which has not been represented and warranted in writing by the third-party manufacturer to be Year 2000 compliant, as described above. The Contractor shall pass through the third-party representation and warranty from the third-party manufacturer to the Commonwealth.

Any modifications or changes made by the Commonwealth or any of its third parties to any hardware, software, or firmware provided under the Contract that alters Year 2000 compliance shall void the Year 2000 warranty of the product.

This Year 2000 compliance representation and warranty shall be in effect until the later of December 31, 2002 or the expiration of the Contractor's warranty. In any event this representation and warranty shall survive termination of the Contract and shall run until December 21, 2002. In no event will the acceptance by the Commonwealth of any hardware, software or firmware product or service delivered to the Commonwealth, by or though the Contractor, or any payment by the Commonwealth to the Contractor under the Contract limit the effectiveness or survival of this Year 2000 compliance representation and warranty.

A.61 RELATIONSHIP OF THE PARTIES

The status of the Contractor under this Contract will be that of an independent contractor. No provision of this Contract will be interpreted to make the parties to this Contract a partnership, principal-agent, employer-employee, or trustee or beneficiary of any type.

A.62 WAIVERS

No delay, waiver, omission, or forbearance on the part of the Commonwealth to exercise any right, option, duty, or power arising from the breach or default by Contractor or a subcontractor of any of the terms, provision, or covenants contained herein will constitute a waiver by the Commonwealth thereof to enforce such right, option, or power as to any subsequent breach or default by Contractor or a subcontractor.

A.63 PARTIAL INVALIDITY

Any provision of this Contract prohibited by law or by court decree in any locality or state shall be suspended to the extent of such prohibition without invalidating or affecting the remaining provisions of this Contract.

A.64 LIMITATION OF LIABILITY

Except (i) under Paragraph A.45 entitled Patent, Trademark and Copyright Infringement Indemnity and (ii) with respect to personal injury and property damage, in no event shall Contractor's liability hereunder, whether for breach of warranty or contract, tort (including negligence) or otherwise, exceed an amount equal to the aggregate value of RPRs issued under this Contract at the time the Commonwealth first became aware of the occurrence of the event allegedly giving rise to such liability. Such amount shall be reduced by any monies paid to the Commonwealth pursuant to the Liquidated Damages clause to the extent that such liability is attributable to Contractor caused delays. Any work or services provided by the Performance Bond shall be taken into consideration as mitigating any damage to the Commonwealth. In no event shall Contractor of Contractor's suppliers or licensors have liability to the Commonwealth in excess of $500,000 for consequential, indirect, incidental, or special damages including but not limited to loss of revenue.

A.65 ELIGIBLE PURCHASES

     A. The contractor's prices for all equipment included in Rider C shall be included in State Contract 5820-06. The Commonwealth of Pennsylvania, Department of General Services administers state Contract 5820-06 via the Bureau of Purchases. Contractor agrees to allow state agencies and other eligible entities to purchase all equipment, services, and subsystems at the prices listed in Rider C except those items specifically excluded.

     B. Contractor's pricing for State Contract 5820-06 shall remain fixed during the duration of this contract. The contractor shall participate in State Contract 5820-06 with the equipment listed in Rider C for a minimum of ten (10) years. Pricing adjustments to State Contract 5820-06 shall only be permitted upon the Commonwealth's issuance of a new State Contract 5820-06. Pricing of all equipment in Rider C may not be increased in percentage more than the percentage increase to contractor's similar equipment included in newly adjusted GSA Contracts.

     C. Contractor shall allow using agencies and other eligible Commonwealth entities to issue field purchase orders directly to the contractor for any equipment and subsystems that are covered by this Contract and included in State Contract 5820-06. Political subdivisions, commissions or authorities created by a political subdivision, private colleges or universities, GPU Energy, and other eligible entities are permitted to participate in or purchase from Contract 5820-06.

     D. Quantities of equipment orders placed under State Contract 5820-06 are estimated only and may be increased or decreased in accordance with the actual requirements of the Commonwealth and associated entities. The Commonwealth shall only purchase the supplies, equipment, and materials in such quantities that represent the actual requirements of the Commonwealth.

                           Rider B - Statement of Work
--------------------------------------------------------------------------------



                                     [LOGO]



                             ROHN CONSTRUCTION, INC.


                                     RIDER B

                                STATEMENT OF WORK

                                AND DELIVERABLES








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                           Rider B - Statement of Work
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

                                                                               RIDER B - TABLE OF CONTENTS
                                                                               ---------------------------

B-1      PROGRAM MANAGEMENT..............................................................................5

      PROJECT MANAGEMENT.................................................................................5
      ENGINEERING........................................................................................6
      SITE DEVELOPMENT MANAGEMENT........................................................................6

B-2      DELIVERABLES....................................................................................8

      PROGRAM DOCUMENTATION..............................................................................8
      B-2.1.1    PROGRAM IMPLEMENTATION PLAN (PIP).......................................................8
      B-2.1.2    PROGRAM SCHEDULE........................................................................8
      B-2.1.3    REQUEST FOR DESIGN (RFD) - SITE.........................................................9
      B-2.1.4    REQUEST FOR DESIGN (RFD) -REGION........................................................9
      B-2.1.5    PRELIMINARY SITE PLAN (PSP).............................................................9
      B-2.1.6    SITE DESIGN DOCUMENT (SDD).............................................................10
      B-2.1.7    SITE PRODUCTION RELEASE (SPR)..........................................................10
      B-2.1.8    SITE DEPLOYMENT ORDER (SDO)............................................................10
      B-2.1.9    INTERFACE SPECIFICATIONS...............................................................11
      B-2.1.10   DETAILED EQUIPMENT LIST................................................................11
      B-2.1.11   DETAILED DESIGN DOCUMENT (DDD).........................................................11
      B-2.1.12   QUALITY STANDARDS MANUAL...............................................................12
      B-2.1.13   SITE DOCUMENTATION PACKAGE.............................................................13
      B-2.1.14   TRAINING MANUALS.......................................................................13
      B-2.1.15   MONTHLY PROJECT REPORT.................................................................13
      B-2.1.16   MBE, WBE, SERB QUARTERLY REPORT........................................................13
      PROGRAM REVIEWS...................................................................................13
      B-2.2.1    MONTHLY PROGRAM REVIEWS................................................................13
      B-2.2.2    CONTRACT IMPLEMENTATION REVIEW (CIR)...................................................14
      B-2.2.3    PRELIMINARY DESIGN REVIEW (PDR)........................................................14
      B-2.2.4    CRITICAL DESIGN REVIEW (CDR)...........................................................14
      B-2.2.5    REGIONAL DESIGN REVIEWS (RDR)..........................................................14
      B-2.2.6    TECHNICAL INTERFACE COMMITTEE REVIEWS..................................................15
      B-2.2.7    SITE-READY VERIFICATION REVIEW.........................................................15
      B-2.2.8    SITE DOCUMENTATION REVIEW..............................................................15
      B-2.2.9    FINAL CONTRACT CLOSE-OUT REVIEW........................................................15

B-3      SHELTERS.......................................................................................16

      SHELTER DESIGN....................................................................................16
      B-3.1.1    REQUIREMENTS...........................................................................16
      B-3.1.2    VARIABLE REQUIREMENTS..................................................................17
      B-3.1.3    OPTIONAL REQUIREMENTS..................................................................17
      SHELTER STANDARDS.................................................................................17
      B-3.2.1    BUILDING CODES.........................................................................17
      B-3.2.2    ELECTRICAL CODES.......................................................................18
      SHELTER PERFORMANCE...............................................................................18
      B-3.3.1    SHELTER EMERGENCY GENERATOR ROOM.......................................................18
      B-3.3.2    SHELTER DIMENSIONS.....................................................................18
      SHELTER CONFIGURATIONS............................................................................18
      B-3.4.1    SHELTER ACCEPTANCE.....................................................................19
      B-3.4.2    SHELTER DELIVERY.......................................................................19


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                          Rider B - Statement of Work
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

      SHELTER SUBMITTALS................................................................................19
      B-3.5.1    ENGINEERING DRAWINGS...................................................................19
      B-3.5.2    ELECTRICAL DESIGN DRAWINGS.............................................................19
      B-3.5.3    FOUNDATION DESIGN DRAWINGS.............................................................20
      SHELTER INSTALLATION..............................................................................20
      B-3.6.1    INSTALLATION REQUIREMENTS..............................................................20
      B-3.6.2    SHELTER INSTALLATION AT OPERATIONAL SITES..............................................21
      CONTRACTOR RESPONSIBILITIES.......................................................................21
      B-3.7.1    SHELTER SUBSYSTEM TO GENERATOR SUBSYSTEM VENDOR INTERFACE..............................21
      B-3.7.2    SHELTER SUBSYSTEM TO TOWER SUBSYSTEM VENDOR INTERFACE..................................23
      B-3.7.3    SHELTER SUBSYSTEM VENDOR TO MICROWAVE SYSTEM CONTRACTOR INTERFACE......................23
      B-3.7.4    SHELTER SUBSYSTEM VENDOR TO RADIO SYSTEM CONTRACTOR INTERFACE..........................24
      B-3.7.5    ADDITIONAL SHELTER SUBSYSTEM VENDOR RESPONSIBILITIES...................................24

B-4      EMERGENCY GENERATOR............................................................................26

      EMERGENCY GENERATOR DESIGN........................................................................26
      EMERGENCY GENERATOR PERFORMANCE...................................................................26
      EMERGENCY GENERATOR CONFIGURATIONS................................................................26
      EMERGENCY GENERATOR SHIPPING AND DELIVERY PROCESS.................................................27
      B-4.4.1    EMERGENCY GENERATOR FINAL SHIPPING DESTINATION.........................................27
      EMERGENCY GENERATOR SUBMITTALS....................................................................27
      B-4.5.1    ENGINEERING DRAWINGS...................................................................28
      GENERATOR INSTALLATION............................................................................28
      GENERATOR WARRANTY................................................................................28
      CONTRACTOR RESPONSIBILITIES.......................................................................28
      B-4.8.1    SHELTER SUBSYSTEM......................................................................28
      B-4.8.2    TOWER SUBSYSTEM........................................................................30
      B-4.8.3    MICROWAVE SUBSYSTEM....................................................................31
      B-4.8.4    RADIO SUBSYSTEM........................................................................31
      B-4.8.5    CIVIL CONTRACTOR.......................................................................31
      B-4.8.6    ADDITIONAL GENERATOR SUBSYSTEM VENDOR RESPONSIBILITIES.................................32

B-5      TOWERS.........................................................................................33

      TOWER DESIGN......................................................................................33
      TOWER PERFORMANCE.................................................................................33
      TOWER CONFIGURATION...............................................................................34
      TOWER SUBMITTALS..................................................................................34
      TOWER SHIPPING AND DELIVERY.......................................................................35
      TOWER INSTALLATION................................................................................36
      TOWER WARRANTY AND MAINTENANCE....................................................................37
      CONTRACTOR RESPONSIBILITIES.......................................................................37
      B-5.8.1    SHELTER SUBSYSTEM......................................................................38
      B-5.8.2    GENERATOR SUBSYSTEM....................................................................38
      B-5.8.3    MICROWAVE SUBSYSTEM....................................................................38
      B-5.8.4    RADIO SUBSYSTEM........................................................................38
      B-5.8.5    CIVIL CONTRACTOR.......................................................................38
      B-5.8.6    TOWER SUBSYSTEM........................................................................39

B-6      SITE WORK......................................................................................40

      SITE WORK REQUIREMENTS AND SPECIFICATIONS.........................................................40
      GENERAL CONSTRUCTION REQUIREMENTS.................................................................40
      SITE WORK DEFINITIONS.............................................................................40
      B-6.3.1    SITE WORK SUBMITTALS...................................................................41

B-7      CIVIL ENGINEERING..............................................................................42



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                          Rider B - Statement of Work
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

      B-7.1.1    PROFESSIONAL ENGINEERING CERTIFICATION.................................................42
      B-7.1.2    TOWER DRAWINGS.........................................................................42
      B-7.1.3    KEY TOWER ERECTION DRAWINGS............................................................43
      B-7.1.4    SECONDARY TOWER DRAWINGS...............................................................43
      B-7.1.5    DRAWING PACKAGES.......................................................................43

B-8      ACCEPTANCE TESTING.............................................................................44

      SUBSYSTEM ACCEPTANCE TESTING......................................................................44
      B-8.1.1    EQUIPMENT SHELTER SUBSYSTEM ACCEPTANCE TESTING.........................................44
      B-8.1.2    EMERGENCY GENERATOR SUBSYSTEM ACCEPTANCE TESTING.......................................44
      B-8.1.3    TOWER SUBSYSTEM ACCEPTANCE TESTING.....................................................44
      B-8.1.4    SITE WORK SUBSYSTEM ACCEPTANCE TESTING.................................................44
      SUBSYSTEM INTEROPERABILITY ACCEPTANCE TESTING.....................................................44

B-9      PROJECT LOGISTICS AND SUPPORT..................................................................45

      INSTALLATION......................................................................................45
      B-9.1.1    INSTALLATION DOCUMENTATION.............................................................45
      B-9.1.2    INSTALLATION INSPECTIONS...............................................................46
      SHIPPING..........................................................................................46
      TRAINING..........................................................................................46
      WARRANTY / MAINTENANCE............................................................................46
      SPARES............................................................................................46




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                          Rider B - Statement of Work
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B-1      PROGRAM MANAGEMENT

The Statement of Work is described in the following categories as outlined in this, and the following, Work Breakdown Structure (WBS) sections.

PROJECT MANAGEMENT

This WBS collects costs and efforts associated with the Contractor's Project Management activities for the preparation, administration, implementation, inspection, and acceptance of the Site Development System or Subsystems.

The Contractor shall provide shelters, generators, towers, and fuel tanks to include shipping, delivery, unloading, installation, tools, test equipment, spares, modification, warranty, maintenance and/or removal of commodities as detailed in the Site Development RFP. The Contractor shall also provide foundations, ramps, grounding systems, fencing, clearing, grading, gravel, spoils removal, excavation, backfill, and site development design and engineering services to insure proper installation and maintenance of the site infrastructure and equipment supplied by the Contractor. The contract Start Date is the calendar date when all parties sign the completed contract. The baseline program schedule is based upon a standard Monday through Friday, 8 AM - 5 PM (Eastern U.S. Time Zone) workweek excluding Contractor holidays as follows.

    CONTRACTOR HOLIDAYS:

    -        November 25, 1999            Thanksgiving Day Holiday

    -        November 26, 1999            Thanksgiving Shutdown

    -        December 24, 1999            Christmas Eve Shutdown

    -        December 31, 1999            News Years Eve Shutdown

    -        April 21 , 2000              Good Friday

    -        May 29, 2000                 Memorial Day Holiday

    -        July 3, 2000                 Independence Day Shutdown

    -        July 4, 2000                 Independence Day Holiday

    -        September 4, 2000            Labor Day Holiday

    -        November 23, 2000            Thanksgiving Holiday

    -        November 24, 2000            Thanksgiving Shutdown

    -        December 25, 2000            Christmas Holiday

    -        December 26, 2000            Christmas Holiday Shutdown

    -        January 1, 2001              New Years Day Holiday


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                          Rider B - Statement of Work
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The Contractor shall provide the necessary level of Program Management, Systems
Engineering, Product Engineering, Manufacturing, Assembly, Test, Field Installation, System Integration, Quality Verification, Acceptance Testing, System Maintenance and Product Documentation, Training and other services as outlined in the Site Development Request For Proposal, RFP # 1998-SD-1, dated December 4, 1998 with Addenda.

ENGINEERING

This WBS collects costs and efforts associated with Engineering activities for the preparation, administration, implementation, inspection, and acceptance of the System or Subsystems.

The design baseline will be presented to the Commonwealth through Preliminary and Critical Design Reviews as outlined in this Work Breakdown Structure (WBS). Detailed Regional Design baselines shall be established by a Regional Design Review (RDR), for each region.

The Contractor shall simultaneously develop multiple sites in accordance with and in response to issuance of Commonwealth Site Deployment Order(s) (SDO).

All site equipment provided and installation methods used by the Contractor shall comply with all current local, state and federal codes for installation and operation of electrical and non-electrical equipment. Site preparation and installations will be in accordance with the Contractor's Quality Standards Manual (QSM). The Contractor shall ensure that sufficient Professional Engineers
(PE), licensed in Pennsylvania, are available to allow the timely preparation and delivery of sealed drawings or drawing packages required for site development.

SITE DEVELOPMENT MANAGEMENT

The Contractor's site superintendent shall monitor and coordinate the scheduling of all on-site activities for which the Contractor is responsible, and shall ensure compliance with all applicable specifications, drawings, and quality standards. The Contractor's on-site site superintendent shall be responsible for the day to day management and coordination of all phases of site work, tower erection, shelter and generator installations. The Contractor's site superintendents shall report the status of all site development activity under their supervision, directly to the Contractor's Project Superintendent located in the Harrisburg, Pennsylvania area. This status shall be submitted, at a minimum, on a weekly basis through the Contractor's Project Superintendent to the Commonwealth Radio Project Office, using the Primavera suite of program management tools, Expedition and SureTrak.

The contractor shall provide a complete and functional site including all equipment or parts required, but not specifically mentioned herein, without any claim for additional payment. It shall be understood that the final contract and agreement requires the

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                          Rider B - Statement of Work
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construction, services and installation of a completely operational tower, shelter, emergency generator system and site development work that meets the standards and requirements of the RFP.

It shall be the responsibility of the contractor to provide a turnkey installation of the provided equipment. Optimization, trouble shooting, and adjustment of each subsystem shall be the contractors responsibility. This includes any changes and/or additions in order to meet performance criteria. Any additional equipment required after the contract is awarded, to meet the system performance criteria of the defined standards and/or specifications in the RFP or defined herein shall be at the sole expense of the contractor, unless the Commonwealth issues a change order.

Towers, shelters, generators, microwave, and radio equipment will be implemented in an orderly manner and in full consideration to other contractors and their responsibilities.

Any questions regarding lines of demarcation, system integration, or equipment interface issues, between contractors' systems or subsystems not specifically addressed in the RFP, the Proposal, or the Contract shall be addressed via the Technical Interface Committee. The Technical Interface Committee shall consist of a representative from each of the Contractors on the Statewide Voice and Data System Project, the Commonwealth's Radio Project Office and their Affiliates. The Technical Interface Committee shall address these issues on a discussion basis building to a consensus. Electronic Data Exchange, Telephone Conference Calls and Video Teleconferencing shall be used to the greatest extent possible to discuss and resolve these issues. The outcome of this process will be a recommended solution presented to the Contractors' Project Managers for their concurrence and the Commonwealth's Project Director's approval.


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                          Rider B - Statement of Work
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B-2      DELIVERABLES

Unless otherwise noted, initial delivery of all draft and final program documentation shall be accomplished electronically via e-mail or File Transfer Protocol (FTP) to the Radio Project Office central e-mail address: radio@state.pa.us. Following the electronic submittal, final versions of all program documentation shall be delivered to the Radio Project Office in six (6) hardcopies, accompanied by two electronic softcopies, each on a single 3.5" floppy diskette, or if too large to fit on a 3.5" disk, on a CD-ROM disk.

All drawings and drawings sets shall be delivered in two sizes 8 1/2" by 14" and ANSI D (24" x 36") size. The quantity of each size shall be at a 2:1 ratio to meet the total required quantity. Version control, tracking, submission, review, and approval of all deliverables, submittals, drawings, change requests, contract documents, schedules, and invoices shall be accomplished using the Primavera suite of program management tools including, but not limited to, Expedition and SureTrak.

PROGRAM DOCUMENTATION

The program documentation described in the following sections shall be delivered to the Commonwealth Radio Project Office, One Technology Park Room 190, Harrisburg, PA 17110-2913.

All program documentation shall be supplied in accordance with the following list and timeframes as referenced below. All references to internal and external document sections shall include paragraph and/or section number, not by page number alone.

B-2.1.1 PROGRAM IMPLEMENTATION PLAN (PIP)

The Program Implementation Plan (PIP) establishes the baseline from which the program is to be executed. The PIP includes a program overview, master program schedule, management organization, and a description of the Contractor's cost and schedule control systems.

B-2.1.2 PROGRAM SCHEDULE

The Program Schedule WBS element collects the effort associated with the planning and management of the Contractor program schedule. Administration and management of tasks on the schedule is the responsibility of the Contractor Program Manager. Separate Regional and Site Schedules will be provided weekly to the Commonwealth of Pennsylvania, Radio Program Office in latest commercially available version of Primavera SureTrak format. The Contractor will provide the Commonwealth an Integrated Baseline Program Schedule 30 days after the Program Start date.


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                          Rider B - Statement of Work
--------------------------------------------------------------------------------

B-2.1.3 REQUEST FOR DESIGN (RFD) - SITE

The Request for Design is a written notification to the Contractor from the Commonwealth that the Contractor shall proceed with generation of a preliminary site development design for consideration by the Commonwealth. The RFD will be accompanied by a Site Information Package, in which the Commonwealth will provide the Contractor with specific site details to the extent it is available. Any information not available at the time the RFD is released, will be provided to the Contractor during the initial site visit or upon approval of the Preliminary Site Plan. Site Information Packages will be provided for either new sites or existing sites that may require site development modification.

The Site Information Package (SIP) will consist of the site description including: site location, latitude and longitude data, site elevation, legal description, and travel directions; site access information including: identification of any locked gates and key locations, land/site owner to include a point of contact and telephone number, site use agreement, or authorization as applicable. The SIP will also provide (if available) any known easements, zoning or permit issues; access road, compound information, and existing utility locations. Also included will be planned or existing: tower type, height, lighting requirements, and ice bridges; shelter size and orientation, generator size and positioning, fuel tank size and positioning, and existing or planned foundation type and location. The Site Information Package will also provide approximate tower and shelter loading to the extent that the appropriate tower, shelter, and power/generator templates can be incorporated into the Preliminary Site Plan. Inclusion or omission of any of the above data in the SIP, by the Commonwealth does not relieve the Contractor of their responsibilities to gather Site Planning and Design data as described in the RFP, the Proposal or the Contract.

B-2.1.4 REQUEST FOR DESIGN (RFD) - REGION

The Request for Design - Region is a written notification from the Commonwealth to the Contractor to proceed with generation of a regional development design, incorporating the various approved SDDs, for consideration by the Commonwealth. The RFD shall be reviewed as part of and shall generate the occurrence of the Regional Design Review.

B-2.1.5 PRELIMINARY SITE PLAN (PSP)

The Contractor's initial response to the Commonwealth's Request for Design shall consist of a Preliminary Site Plan. The PSP shall include the results of the Contractor's land search, an annotated site sketch (to scale) noting the location of any proposed and existing site infrastructure elements. These elements include towers, (with existing antenna and microwave dish elevation), shelters, generators, fuel tanks, foundations, utilities, fences and gates, grounding, and guy wire and anchors.


For existing sites, the contractor will also propose a set of modifications to the existing site infrastructure, that comply with the Commonwealth's Quality Standards Manual, that will allow continued use by existing users concurrent with the addition of the

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

                          Rider B - Statement of Work
--------------------------------------------------------------------------------

Commonwealth's system requirements. The modification detail shall include sufficient product, cost, and schedule information necessary to enable the Commonwealth to conduct a cost/benefit analysis of modifying the site versus other available options.

B-2.1.6  SITE DESIGN DOCUMENT (SDD)

The Site Design Document is a Contractor deliverable outcome of the Site Design Review and its associated process, as submitted to the Commonwealth for approval, following approval of the Preliminary Site Plan (PSP). In conjunction with approval of the PSP, the Commonwealth will direct the Contractor to proceed with development of selected elements of the SDD as required on a site by site basis. The SDD elements include the following items as defined in the RFP.

          >>       Site Survey
          >>       Vicinity Map
          >>       Boundary Map
          >>       Site Elevations
          >>       Compound Layout
          >>       Tower Location/Orientation
          >>       Access Road Design
          >>       Drainage Design
          >>       Grading Design
          >>       Foundations Design
          >>       Tower Design
          >>       Shelter Design
          >>       Geotechnical Report
          >>       Utility Design
          >>       Design Notes

B-2.1.7  SITE PRODUCTION RELEASE (SPR)

The Site Production Release is written confirmation from the Commonwealth to the Contractor as a result of an approved SDD notifying the Contractor to proceed with acquisition and staging of a Site, Sites, or Subsystems detailed in either the approved SDD, or in a design of the Commonwealth's choosing. It is the Commonwealth's intention to place quantity orders of towers, shelters, and generators as soon as practicable following contract execution. These "bulk" orders will be based on the Radio and Microwave Systems' Regional Design Reviews and design templates provided by the Contractor, in order to expedite delivery of these items for Site Development. The ordering of these items for a group of sites prior to the completion of specific SDDs for those sites, may require the Contractor to store or stage some of those items for use at a site in the next region.

B-2.1.8 SITE DEPLOYMENT ORDER (SDO)

The Site Deployment Order is a written notification from the Commonwealth to the Contractor to proceed with Installation at a particular Site or Sites. The SDO will be issue following approval of the SDD and in accordance with the regional schedule.

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                          Rider B - Statement of Work
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B-2.1.9   INTERFACE SPECIFICATIONS

The Contractor, along with the Radio and Microwave contractors, shall provide its interface requirements to the Commonwealth's Program Office during the Critical Design Review (CDR), and updated as necessary during Regional Design Reviews (RDR) as deemed necessary by the Engineering and Quality Assurance Contractor (EQAC). The Contractor shall incorporate interface requirements into the system and subsystem designs as agreed to between the associated Contractors via the Technical Interface Committee and as defined in the RFP.

B-2.1.10  DETAILED EQUIPMENT LIST

The Contractor identified the detailed equipment lists on a regional basis in the Proposal. Equipment list updates will be provided at the Preliminary Design Review (PDR), Critical Design Review (CDR), and each Regional Design Review (RDR) as required.

B-2.1.11  DETAILED DESIGN DOCUMENT (DDD)

The Contractor, the Commonwealth and its Engineering and Quality Assurance Contractor (EQAC) will jointly develop the DDD. The DDD consists of, but is not limited to, the Contractor supplied Preliminary Design Document, Critical Design Document, Regional Design Document, and Acceptance Test Plan.

B-2.1.11.1  PRELIMINARY DESIGN REVIEW (PDR) DOCUMENTATION PACKAGE

The PDR package defines the various tower and shelter templates jointly developed by the Contractor, the Commonwealth and its Affiliates. The PDR package will provide the contractor's life cycle; cost-benefit analysis based recommendation for use of tower types. The same analysis shall be provided for generators housed in an attached versus detached generator room, or installed on an exterior concrete pad. The PDR package shall also include the Contractor's Draft Site Quality Manual. The outcome of the PDR shall be a select set of subsystem templates that will allow a streamlined approach to site design and development.

B-2.1.11.2  CRITICAL DESIGN REVIEW (CDR) DOCUMENTATION PACKAGE

The CDR is the final site design review. The CDR package will consist of a final set of site development templates as updated as a result of the PDR process. The CDR shall also serve as the final review of the Acceptance Test Plan and QSM prior to submission to the Commonwealth for approval. Each of these documents will be updated as necessary and presented at Regional Design Review's (RDR) held for each region(s).

B-2.1.11.3  REGIONAL DESIGN REVIEW (RDR) DOCUMENTATION PACKAGE

The RDR Documentation Package consists of the RDR presentation and the proposed Regional Design Document (RDD). The RDR shall present the regional architecture, site locations, equipment types, quantities and configurations. The RDR documentation shall be traceable back to the CDR documentation baseline. The result of the RDR shall be the creation of the approved Regional Design Document
(RDD).


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Site location and physical characteristics shall be finalized on a Regional basis as part of the RDD. All design decisions are to be documented with supporting analysis, trade-studies, and rationale. All site development is based upon the Regional Design Document submitted by the Contractor, and approved by the Commonwealth.

B-2.1.11.4    ACCEPTANCE TEST PLAN (ATP)

The Acceptance Test Plan forms a part of the Detail Design Document (DDD). The ATP shall verify functionality and performance criteria from Subsystem through Final System Acceptance. The ATP shall include Site Development Quality Inspection Points (QIPs) identified by the Commonwealth. The successful completion of ATP procedures shall demonstrate that all system performance requirements are satisfied. Refer to Rider "H" Acceptance Testing

B-2.1.11.5    PREVENTIVE MAINTENANCE PLAN (PMP)

The Contractor shall deliver a preventive maintenance plan including schedules and types of preventive maintenance and inspections to be performed on the various subsystems, within 60 days of contract start date.

B-2.1.12   QUALITY STANDARDS MANUAL

The Contractor shall provide a Quality Standards Manual (QSM) to the Commonwealth within 30 days of contract award. Development of the QSM is captured by this WBS element. The QSM shall be updated at each RDR as required. The following subjects at a minimum, to include detailed installation procedures and reference to applicable industry regulatory standards that must be met by the Contractor, will be addressed in detail as part of the manual.

B-2.1.12.1    DC POWER PLANT

To include but not limited to: battery subsystems, battery installation, rating of batteries, charging systems.

B-2.1.12.2    CABLING

To include but not limited to: internal cabling, site wiring guidelines, power cables, and control cables.

B-2.1.12.3    EQUIPMENT

To include but not limited to: tower, shelter, generator, and associated subsystems and end items.

B-2.1.12.4    GROUNDING

To include but not limited to: electrostatic discharge considerations, ESD guidelines, grounding at tower sites, grounding at cell sites, grounding at building sites, and lightning arrestor.


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B-2.1.12.5    PHYSICAL CONFIGURATION

To include but not limited to: layout of equipment and general work area requirements, anchoring of equipment racks and cabinets and support equipment, subsystem/equipment plumb, equipment square, spacing guidelines, anchoring guidelines, anchoring equipment to raised floors, overhead and wall mounting, distribution frame configurations, distribution frame equipment connections, and associated installation guidelines.

B-2.1.13      SITE DOCUMENTATION PACKAGE

Installation documentation shall be generated at the Factory and be available on-site for installation. As-built documentation shall be generated from the marked-up installation documentation following installation on site, and will be included as part of the Site Documentation Review process.

The "As-Built" documentation package shall include, but is not limited to, hardware configuration information, staging area build and test results, rack drawings, cable and cabling drawings. It also shall contain the "System As-Built Manual" (as defined in Project Logistics and Support, below) and final site configuration including at a minimum: vendor product literature, block diagram, rack diagrams, and electrical diagrams, hardware revision numbers.

B-2.1.14      TRAINING MANUALS

The Contractor shall provide training material for the generators and the tower lighting kits.

B-2.1.15      MONTHLY PROJECT REPORT

Monthly reports shall be generated updating the status of all aspects of the project including but not limited to schedule adherence, technical status, milestone accomplishments, action items, and problem areas.

B-2.1.16      MBE, WBE, SERB QUARTERLY REPORT

Quarterly reports shall be generated updating the status of MBE, WBE, and SERB project participation as defined in Rider A - Terms and Conditions.

PROGRAM REVIEWS

B-2.2.1       MONTHLY PROGRAM REVIEWS

The Monthly Program Status Review WBS collects the efforts associated with preparing, conducting and attending the monthly program reviews. The program reviews are held to review the project schedule (Reference Section B.2.1.2), milestone accomplishments, technical status and any action items.


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B-2.2.2       CONTRACT IMPLEMENTATION REVIEW (CIR)

This WBS element collects the efforts associated with preparing and conducting the meetings held to review all contract and systems performance requirements. The CIR will be conducted in conjunction with the PDR.

B-2.2.3       PRELIMINARY DESIGN REVIEW (PDR)

The Design Review WBS element collects the Engineering effort associated with conducting the formal design reviews held to ensure that the site development design is complete. The PDR defines the various tower and shelter templates jointly developed by the Contractor, the Commonwealth and its Affiliates in accordance with the Commonwealth's requirements in the RFP. It is structured to accomplish the following:

          >> Technical review of the statewide system concept preliminary design,

          >>       Authorization to proceed with detail design, and

          >>       Long lead item procurement approval.

One Preliminary Design Review (PDR) is scheduled and will be conducted within 15 days of Contract Award.

B-2.2.4       CRITICAL DESIGN REVIEW (CDR)

The CDR effort collects the engineering effort associated with conducting the formal design reviews held to ensure that the system design is complete. The purpose of CDR is to demonstrate that the detail design meets all specification requirements. The CDR is structured to accomplish the following:

          >> Critical technical review of the complete Site Development design

          >>       Ensure that documents are complete and accurate

          >> Ensure that all configuration items will perform as intended and its functions meet all requirements, and

          >> Ensure that configuration items can be serviced and maintained as part of the system.

One Critical Design Review (CDR) is scheduled and will be conducted within 30 days of contract award.

B-2.2.5       REGIONAL DESIGN REVIEWS (RDR)

The Regional Design Review collects the engineering effort associated with conducting the formal design reviews, held to ensure that the infrastructure design for a particular Region is complete. The Contractor shall identify the system architecture and all


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equipment on a site by site basis as part of each RDR. The result of the
Regional Design Review is the RDD.

One Regional Design Review (RDR) will be held for each region in response to a Request For Design - Region.

B-2.2.6       TECHNICAL INTERFACE COMMITTEE REVIEWS

Technical Interface Committee (TIC) reviews will address any TIC issues initiated, pending, or closed, during the preceding month, in the Contractor's Monthly Program Review. See Paragraph B.1.3 for a discussion of the TIC process.

B-2.2.7       SITE-READY VERIFICATION REVIEW

The Site-Ready Verification Review is conducted by the Commonwealth in conjunction with the Site Development Contractor to verify the physical ready state of a site location. The Radio System and the Microwave System Contractors' representatives will also be present for this review. The Site-Ready Verification Review is conducted to verify the physical ready state of a site. A single verification visit is planned per site and will be conducted following Site Acceptance Testing. The Site Ready Verification Review process will be included in the Acceptance Test Plan, and shall include the Contractor's Responsibilities as detailed in the RFP and the Contract Riders.

B-2.2.8       SITE DOCUMENTATION REVIEW

The Site Documentation Review collects the efforts associated with preparing Site Documentation Packages and conducting the Site Documentation review. This includes, but is not limited to, "as-built" drawings, previously conducted test results from completed site system and subsystem tests, the physical installation records, and final equipment configuration lists.

B-2.2.9       FINAL CONTRACT CLOSE-OUT REVIEW

The Final Contract Review WBS collects the effort associated with preparing and conducting the final contract review. The final contract review is held with the Customer to review that all deliverables, system requirements, and contractual commitments have been met.


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B-3      SHELTERS

The shelter system is defined as a set of specific combinations or configurations intended to meet the requirements for the radio and microwave subsystems.

SHELTER DESIGN

The majority of the Statewide Voice and Data Radio System sites will require new radio equipment shelters, towers, and emergency generators to support the communications infrastructure equipment. The shelter system will be defined as a set of specific combinations or configurations intended to meet the requirements for the radio and microwave subsystems. These requirements were defined in the RFP and under the following sections.

B-3.1.1       REQUIREMENTS

All shelter configurations will have basic requirements that have been utilized to define the basic building block for each type of shelter defined in the RFP. These basic requirements are the same for all shelters and are independent of the size of the shelter or the existence of a generator room. The following listings of basic requirements are defined in the RFP.

BASIC SHELTER REQUIREMENTS:

          >>       Wiring and Conduit Requirements
          >>       Telephone Cable Entry
          >>       Concrete Entrance Ramp
          >>       Radio Shelter Alarms
          >>       Bulletproof Construction
          >>       Meet Zone II for Earthquakes
          >>       Installation of Generator Transfer Switch
          >>       Automatic Transfer Switch
          >>       Manual Transfer Switch
          >>       Fire Extinguisher
          >>       Shelter Grounding system
          >>       Interior Lighting System
          >>       Exterior Lighting System
          >>       Cable Ladder Trays
          >>       Cable Entry Ports
          >>       Flooring Requirements
          >>       Shelter Foundation Design
          >>       Shipping/Delivery Charges
          >>       Off-Loading
          >>       2 Year Warranty Maintenance


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B-3.1.2  VARIABLE REQUIREMENTS

In addition, there are variable requirements. As shelter sizes increase these variable requirements may require more material, increase in capacity, or replacement of a specific item to provide required functional performance. The Contractor shall provide the following variable requirements as detailed in the RFP and as selected by the Commonwealth as part of the Site Design Document
(SDD) approval process. The following listings of variable requirements are defined in the RFP.

    VARIABLE SHELTER REQUIREMENTS:

          >>       AC Power & Electrical Service Capacity and Distribution
          >>       Main Distribution Panel
          >>       Heating and Air Conditioning
          >>       Patch Block Mounting Surface
          >>       Exterior Radio Shelter Fascia Style

B-3.1.3  OPTIONAL REQUIREMENTS

There are also optional features that may be applied to any shelter, as required, on a site by site basis. These optional features are IN ADDITION to the basic or variable requirements of any shelter configuration. In some specific circumstances, an optional feature may all together replace a basic or variable requirement. The following listings of optional requirements are defined in the RFP.

    OPTIONAL SHELTER REQUIREMENTS:

          >>       DC Power Plant and Batteries
          >>       Generator Room
          >>       Fire Suppression
          >>       Installation of Emergency Generator
          >>       Manual Transfer Switch
          >>       Removal of Existing Shelter Foundation
          >>       Removal of Existing Shelter
          >>       Warranty - 3 Year Extended Warranty Maintenance
          >>       Maintenance - 2 Year
          >>       Maintenance - 3 Year Extended

SHELTER STANDARDS

All shelter materials, design and construction procedures shall be in accordance with the applicable codes as defined in the Site Development RFP, the Proposal, and the Contract including the following.

B-3.2.1 BUILDING CODES

The shelter structural requirements shall comply with all federal, state and local building codes including the latest edition of the Uniform Building Code
(UBC).


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B-3.2.2  ELECTRICAL CODES

Installation of all electrical equipment, power distribution, lighting and outlet assemblies, alarms and grounding systems with associated wireways and wiring shall comply with the most recent edition of the National Electrical Code
(NEC), National Fire Protection Association (NFPA) and Occupational Safety and Health Administration (OSHA).

All electrical equipment and devices shall be listed, approved or certified by Underwriters Laboratories (UL) when available.

SHELTER PERFORMANCE

The radio shelter designs shall be supplied in six- (6) different exterior dimensions for radio equipment, ranging from 12 ft. x 8 ft. to 12 ft. x 30-ft. in size.

B-3.3.1  SHELTER EMERGENCY GENERATOR ROOM

The shelters shall be capable of being supplied with or without attached emergency generator rooms. Generator rooms shall be considered options and thus all shelter configurations must support the inclusion or exclusion of this option. Shelters with attached emergency generator rooms shall not reduce the internal size of the radio equipment room. The following dimensions are specified in order to develop the overall requirements for the Statewide Radio System.

B-3.3.2  SHELTER DIMENSIONS

EXTERIOR DIMENSIONS WITH MINIMUM FLOOR TO CEILING HEIGHTS OF 9 FT. 6 INCH. (Ceiling height requirements apply to all shelter configurations)

          >>       12 ft. by 8 ft.

          >>       12 ft. by 12 ft.

          >>       12 ft. by 16 ft.

          >>       12 ft. by 20 ft.

          >>       12 ft. by 24 ft.

          >>       12 ft. by 30 ft.

SHELTER CONFIGURATIONS

As shelter sizes increase or decrease, some of the basic and optional requirements shall be upgraded or downgraded in size, capacity or change in some way to meet the intent of the functionality and performance requirements.


Shelter construction shall be TYPE I CONCRETE AGGREGATE, TYPE II FIBERGLASS, OR TYPE III STEEL exterior with plywood interior walls capable of meeting bulletproof requirements. Roofing shall be designed to prevent penetration by ice falling from the tower at the site.


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The roof shall be designed to prevent accumulation and penetration of water.
Interior walls shall be designed to allow mounting of electrical and electronic equipment.

B-3.4.1   SHELTER ACCEPTANCE

Title to and ownership of all equipment or systems shall remain with the contractor until the equipment is delivered, successfully installed and operational at the radio site, as characterized in the acceptance test plan. The Commonwealth's acceptance date shall occur after the equipment has passed the acceptance test.

B-3.4.2   SHELTER DELIVERY

Shelter deliveries shall be coordinated through the Contractor's Harrisburg Office to the Radio Project Office via Expedition and SureTrak.


Every package, bill of lading, shipping memorandum and invoice shall be marked with a purchase order or number of the Commonwealth. An itemized delivery ticket, bearing the Commonwealth's purchase order number shall be provided with the goods to insure their receipt. If a carrier makes a delivery for the Contractor, then an itemized delivery ticket shall be attached to the outside of the package.

Delivery ticket and purchase order numbers of delivered items shall be tracked via Expedition.

SHELTER SUBMITTALS

The radio shelter contractor shall be responsible for submitting appropriate engineering drawings to obtain local approvals for site development, in accordance with Commonwealth policy directives. The following items are primary submissions but may not necessarily be totally inclusive of all required submissions.

B-3.5.1   ENGINEERING DRAWINGS

The radio shelter contractor shall prepare and submit for approval, engineering drawings of the shelter depicting its overall dimensions, electrical layout and floor plan, as part of the SDD. These drawings will be used, as required, for obtaining zoning and building permits.


A Registered Professional Engineer licensed in the Commonwealth of Pennsylvania will seal drawings.

B-3.5.2   ELECTRICAL DESIGN DRAWINGS

The Contractor shall provide electrical design drawings for review and approval by the Commonwealth.

Six (6) sets of approval drawings for the radio shelters shall consist of a line diagram (indicating power distribution for both shelters and circuit directories of power panels


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etc.), Electrical plans for both equipment and radio shelters indicating physical locations of equipment/devices such as power equipment, lighting & outlets etc. with associated wiring & Electrical Bill of Materials for all equipment, devices, conduit and wire shall be submitted to the Commonwealth.

Approval Drawings shall be updated with the Commonwealth's comments and six (6) sets of Final Drawings shall be submitted to the Commonwealth for its records. Final drawings shall be identical to the "As-Built" installation condition of each shelter.

A registered professional engineer licensed in the Commonwealth of Pennsylvania shall seal drawings.

B-3.5.3   FOUNDATION DESIGN DRAWINGS

The Contractor shall submit, for approval, a suitable foundation design based upon normal soil conditions per ANSI/TIA/EIA-222-F (or latest version). Final foundation design and cost shall be determined on receipt of soil boring information. A registered professional engineer licensed in the Commonwealth of Pennsylvania shall seal drawings.

SHELTER INSTALLATION

The radio shelter contractor shall be responsible for installing the shelter. The following items are primary submissions but may not necessarily be totally inclusive of all required submissions.

B-3.6.1   INSTALLATION REQUIREMENTS

The Contractor shall be responsible for the installation of the shelter products to be provided, in accordance with the RFP. The following describes the requirements and responsibilities of the Contractor.

          >> All installation work performed shall be in accordance with laws, regulations and ordinances, of all State, Local, and Federal agencies.

          >> The contractor shall provide all the necessary personnel, tools, equipment, and transportation for the installation of all equipment provided.

          >> The contractor shall ensure that all material and components are delivered to the proposed sites in a timely manner.

          >> The contractor is responsible for the complete and proper installation of any and all supplied shelter equipment furnished in accordance with this RFP. The contractor shall provide all the necessary hardware and supplies.

Notwithstanding the details presented in the RFP and the Proposal, it is the responsibility of the contractor's project manager to verify the correctness of the


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material lists and suitability of devices proposed in the SDD and various
Shelter Design Templates.

B-3.6.2 SHELTER INSTALLATION AT OPERATIONAL SITES

All existing radio communications systems shall remain fully operational during the installation of the provided equipment and until the Commonwealth provides final acceptance. Because existing systems support public safety operations, interruptions in service due to contractor or subcontractor activities cannot be tolerated.

If any interruptions in service are deemed by the contractor to be unavoidable, written notification detailing the nature and duration of such interruptions shall be provided to the Commonwealth for review and approval.

CONTRACTOR RESPONSIBILITIES

The shelter contractor shall have turnkey responsibility for the delivery, installation and acceptance testing of the shelters. In order to develop a complete and operational system, the points of demarcation between systems and all contractors is critical to the system implementation process. Therefore, the Shelter Contractor's responsibilities are defined. The Contractor's Responsibilities listed apply to those commodities and subsystems included in each approved Site Design Document.

Contractors shall follow good engineering practices in the preparation, administration, implementation, inspection and acceptance of each individual subsystem at the designated sites.

The Site Development Contractor shall be the responsible party for site management and act as the general site manager for all construction and coordination between contractors, vendors and the Commonwealth until Final Site Acceptance by the Commonwealth. The Contractors shall comply with the following representative sequence and order of subsystem installations.

B-3.7.1   SHELTER SUBSYSTEM TO GENERATOR SUBSYSTEM VENDOR INTERFACE

          >> The shelter subsystem vendor shall install the following generator equipment in the shelter per the RFP; Automatic transfer switch

          >> Exterior manual transfer switch (supplied by the shelter manufacturer)

          >>      Exterior portable generator plug

The shelter subsystem vendor shall perform the following electrical connections to the generator equipment per the RFP.

    ATTACHED GENERATOR ROOM CONFIGURATION

          >> Automatic transfer switch to the main electrical distribution panel


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          >>      Portable generator plug to the manual transfer switch

          >>      Manual transfer switch to the automatic transfer switch

    DETACHED GENERATOR ROOM CONFIGURATION

          >> Automatic transfer switch to the main electrical distribution panel

          >>      Portable generator plug to the manual transfer switch

          >>      Manual transfer switch to the automatic transfer switch

          >> Utility AC power from main distribution panel to sub-fed detached generator room distribution panel

    OUTSIDE GENERATOR CONFIGURATION

          >> Automatic transfer switch to the main electrical distribution panel

          >>      Portable generator plug to the manual transfer switch

          >>      Manual transfer switch to the automatic transfer switch

The shelter subsystem vendor shall perform the following connections from interior shelter ground system to the generator equipment:

    ATTACHED GENERATOR ROOM CONFIGURATION

          >>      Automatic transfer switch

          >>      Manual transfer switch

    DETACHED GENERATOR ROOM CONFIGURATION

          >>      Automatic transfer switch

          >>      Manual transfer switch

          >>      Detached generator room distribution panel

The shelter subsystem vendor shall perform the following connections from exterior shelter ground system to the generator equipment:

    OUTSIDE GENERATOR CONFIGURATION

          >>      Automatic transfer switch

          >>      Manual transfer switch

The shelter subsystem contractor shall provide the following information to the Generator System contractor per the RFP.

    ATTACHED GENERATOR ROOM CONFIGURATION

          >>      Shelter floor plan indicating equipment locations

    DETACHED GENERATOR ROOM CONFIGURATION


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          >>      Shelter floor plan indicating equipment locations

          >> Location of AC outlets or detached generator room distribution panel for generator battery charger and block heater power connections

    OUTSIDE GENERATOR

          >>      Shelter floor plan indicating equipment locations

B-3.7.2  SHELTER SUBSYSTEM TO TOWER SUBSYSTEM VENDOR INTERFACE

The shelter subsystem vendor shall install the following tower equipment into the shelter per the RFP.

          >>      Tower light control panel

The shelter subsystem vendor shall perform the following electrical connections to the tower equipment per the RFP.

          >>      Main distribution panel to tower light control panel

The shelter subsystem vendor shall perform the following connections from interior shelter ground system to the tower equipment:

          >>      Tower light control panel

The shelter subsystem vendor shall provide the following information to the tower subsystem vendor per the RFP.

          >> Shelter floor plan indicating equipment locations and locations of entrance ports for conduits to detached generator room, electrical service entrance, and extensions from interior ground halo to exterior ground halo.

B-3.7.3  SHELTER SUBSYSTEM VENDOR TO MICROWAVE SYSTEM CONTRACTOR INTERFACE

The shelter subsystem vendor responsibilities, including all required material and labor, shall be comprised of, but not be limited to, the following tasks:

The shelter subsystem vendor shall provide the following information to the Microwave System Contractor per the RFP.

          >>      Shelter floor plan indicating equipment locations

          >>      Available power connection requirements:

          >> DC power: location of shelter DC power plant for the DC buss connection

          >>      AC power: location of AC outlets


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B-3.7.4  SHELTER SUBSYSTEM VENDOR TO RADIO SYSTEM CONTRACTOR INTERFACE

The shelter subsystem vendor responsibilities, including all required material and labor, shall be comprised of, but not be limited to, the following tasks:

The shelter subsystem vendor shall provide following information to the Radio System contractor per the RFP.

          >>      Shelter floor plan indicating equipment locations

          >>      DC power: location of shelter DC buss for connection

          >>      AC power: location of AC outlets

B-3.7.5  ADDITIONAL SHELTER SUBSYSTEM VENDOR RESPONSIBILITIES

In addition to the previously described tasks, the shelter system contractor responsibilities, including all required material and labor, shall be comprised of, but not be limited to, the following tasks per the RFP.

B-3.7.5.1    EQUIPMENT

The shelter subsystem vendor shall install the following equipment into the shelter per the RFP.

          >>      HVAC

          >>      Fire suppression system

          >>      Interior/exterior lighting systems

          >>      Interior/exterior AC outlets

          >>      Main and UPS electrical distribution panels

          >>      Maintenance bypass switch

          >>      Emergency interior light(s)

B-3.7.5.2    ELECTRICAL

The shelter subsystem vendor shall perform the following electrical connections per the RFP.

          >>      HVAC

          >>      Fire suppression system

          >>      Interior/exterior lighting systems

          >>      Interior/exterior AC outlets

          >>      Emergency interior light(s)

          >>      UPS system to UPS distribution panel

          >> Maintenance bypass switch to UPS system and UPS distribution panel

          >>      Main distribution panel to maintenance bypass switch


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B-3.7.5.3    INTERIOR SHELTER HALO GROUNDING

The shelter subsystem vendor shall perform the following connections to the interior shelter ground system per the RFP.

          >>      HVAC

          >>      Fire suppression system

          >>      Main electrical distribution panels

          >>      DC power system

          >>      Maintenance bypass switch

          >> All metal objects not previously indicated, including cable ladders, doors and doorframes (utilizing a copper strap, etc.)

B-3.7.5.4    EXTERNAL GROUND SYSTEM

Shelter System contractor shall perform the following connections to the external shelter ground system per the RFP.

          >>      Connect shelter to external ground system per specifications

B-3.7.5.5    OTHER RESPONSIBILITIES

The shelter subsystem vendor shall deliver shelters to site and set up the shelter subsystems per the RFP.

          >>      Coordinate shelter delivery to the site

          >>      Deliver the shelter to the site

          >>      Offload, install, and position the shelter per specifications

          >>      Shelter vendor to perform shelter Subsystem ATP




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B-4      EMERGENCY GENERATOR

The generator system is defined as a set of specific combinations or configurations intended to meet the requirements for the radio and microwave subsystems.

EMERGENCY GENERATOR DESIGN

The majority of the Statewide Voice and Data Radio System sites will require new emergency generators to support the communications infrastructure equipment. The generator system will be defined as a set of specific combinations or configurations intended to meet the requirements for the radio and microwave subsystems. These requirements were defined in the RFP and under the following sections.

EMERGENCY GENERATOR PERFORMANCE

The emergency generator designs shall be supplied in seven (7) different capacities ranging from 8 kW to 100 kW in size per the RFP.

EMERGENCY GENERATOR CONFIGURATIONS

The following list represents the minimum functionality, performance, or quality requirements that shall be included in each emergency generator configuration. The following list defines the required functionality or the specific requirements of the Emergency Generator per the RFP.

          >>      Emergency Generator

          >>      Wiring and Conduit

          >>      Generator Alarms

          >>      Grounding

          >>      Patch Blocks

          >>      Generator Foundation

          >>      Industrial Rated Engine with Skid Base

          >>      Block Heater

          >>      Exhaust Silencer

          >>      Alternator

          >>      Voltage Regulator

          >>      Battery and Charger

          >>      Full Load Pick-Up

          >>      Liquid Cooled System


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          >>      Generator Set Control System (per NFPA 110)

          >>      On-Site/ Checkout

          >>      Fuel Tank Capacity (1 day and 7 days)

          >> Automatic Transfer Switch with Exerciser Clock (100, 200, and 400 Amps)

          >>      Manual Transfer Switch (100, 200, and 400 Amps)

          >>      Propane Tank Burial

          >>      Off Site Installation

          >>      Cost for Shipping of Generator to Shelter Manufacturer

          >>      Weather Protective Enclosure and Silencer

          >>      Sub-Base Diesel Fuel Tanks

          >>      Removal Of Old Generator

          >>      Removal Of Existing Generator Foundation

          >>      Portable Generator

EMERGENCY GENERATOR SHIPPING AND DELIVERY PROCESS

Shelter deliveries shall be coordinated through the Contractor's Harrisburg Office to the Radio Project Office via Expedition and SureTrak.

Every package, bill of lading, shipping memorandum and invoice shall be marked with a Commonwealth purchase order number. An itemized delivery ticket, bearing the Commonwealth's purchase order number shall be provided with the goods to insure their receipt. If a carrier makes a delivery for the Contractor, then an itemized delivery ticket shall be attached to the outside of the package. Delivery ticket and purchase order numbers of delivered items shall be tracked via Expedition.

B-4.4.1      EMERGENCY GENERATOR FINAL SHIPPING DESTINATION

The shelter contractor may be responsible for the shipping of the generators, depending upon the final arrangements between the generator and shelter contractors. The shelter and generator contractors are totally responsible for providing safe transportation and delivery of all materials provided within the shelter and emergency generator specifications. The shipment from the place of origin to designated locations within the Commonwealth of Pennsylvania are to be covered by these two contractors as related to the provided two products and as further define in the RFP Section 5.7 - Shipping and Delivery Charges.

EMERGENCY GENERATOR SUBMITTALS

The radio Emergency Generator contractor shall be responsible for submitting appropriate engineering drawings. The following items are primary submissions but may not necessarily be totally inclusive of all required submissions.


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B-4.5.1 ENGINEERING DRAWINGS

The Emergency Generator contractor shall prepare and submit for approval, engineering drawings sets for the emergency generator. These specific drawings shall be as follows;

          >>      Interconnection Wiring Schematic Diagrams

          >>      Alarm Wiring Schematic Drawings

GENERATOR INSTALLATION

All installation work performed shall be in accordance with laws, regulations and ordinances of all State, Local, and Federal agencies. The contractor shall provide all the necessary personnel, tools, equipment, and transportation for the installation of all equipment provided per the RFP specification. It shall be the responsibility of the contractor to provide a turnkey installation of the provided equipment. Optimization, trouble shooting, and adjustment of each subsystem shall be the contractors responsibility.

GENERATOR WARRANTY

A no deductible warranty that provides for on site service by a factory authorized service contractor shall be provided. This warranty shall provide coverage against all defects in materials and workmanship as defined in Rider F
- Warranty and Maintenance.

CONTRACTOR RESPONSIBILITIES

The generator system contractor shall have turnkey responsibility for the delivery, installation and acceptance testing of the generators. In order to develop a complete and operational system, the points of demarcation between systems and all contractors is critical to the system implementation process. Therefore, the Generator Contractor's responsibilities are defined. The Contractor's Responsibilities listed apply to those commodities and subsystems included in each approved Site Design Document.

Contractors shall follow good engineering practices in the preparation, administration, implementation, inspection and acceptance of each individual subsystem at the designated sites.

The Site Development Contractor shall be the responsible party for site management and act as the general site manager for all construction and coordination between contractors, vendors and the Commonwealth until Final Site Acceptance by the Commonwealth. The Contractors shall comply with the following representative sequence and order of subsystem installations.

B-4.8.1 SHELTER SUBSYSTEM

The generator system contractor responsibilities, including all required material and labor, shall be comprised of, but not be limited to, the following tasks:


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The Generator System contractor shall provide the following items to the Shelter System contractor per the RFP.

          >>      Automatic transfer switch

          >>      Manual transfer switch

          >>      Generator

          >>      Portable generator receptacle

The Generator System contractor shall perform the installation of following equipment into the shelter per the RFP.

    ATTACHED GENERATOR ROOM CONFIGURATION

          >>      Generator and all related accessories or attachments

          >>      RJ45 patch block for generator alarms

    DETACHED GENERATOR ROOM CONFIGURATION

          >>      Generator and all related accessories or attachments

          >>      Two (2) RJ45 patch blocks for generator alarms

          >>      One (1) located in detached generator room

          >>      One (1) located in equipment shelter

    OUTSIDE GENERATOR CONFIGURATION

          >>      Generator and all related accessories or attachments

          >> One (1) RJ45 patch blocks for generator alarms located in equipment shelter

          >>      Connection of alarms on a terminal strip at the generator

The Generator System contractor shall perform the following electrical connections in the shelter per the RFP.

    ATTACHED GENERATOR ROOM CONFIGURATION

          -       Generator to manual transfer switch

          - All generator/transfer switch alarms to generator alarm patch block

    DETACHED GENERATOR ROOM CONFIGURATION

          >>      Generator to manual transfer switch

          >> All generator/transfer switch alarms to generator alarm patch block in detached generator room, through conduit provided between detached generator room and equipment shelter, to second generator alarm patch block in equipment shelter


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          >>      Generator battery charger

          >>      Generator block heater

    OUTSIDE GENERATOR CONFIGURATION

          >>      Generator to manual transfer switch

          >> All generator/transfer switch alarms to generator alarm patch block in detached generator room, through conduit provided between detached generator room and equipment shelter, to second generator alarm patch block in equipment shelter

          >>      Generator battery charger

          >>      Generator block heater

The Generator System contractor shall perform the following connections to the interior/exterior ground system

    ATTACHED GENERATOR ROOM CONFIGURATION

          >>      Generator engine block to interior ground system

          >>      Alternator to interior ground system

    DETACHED GENERATOR ROOM CONFIGURATION

          -       Generator engine block to exterior ground system

          -       Alternator to exterior ground system

    OUTSIDE GENERATOR CONFIGURATION

          >>      Generator engine block to exterior ground system

          >>      Alternator to exterior ground system

The Generator System contractor shall provide the following information to the Shelter System contractor per the RFP.

          >>      Electrical loads of all equipment

          >>      Thermal loads of all equipment

          >>      Amount of floor space required

          >>      Floor loading requirement

          >>      Requested location in shelter for equipment

B-4.8.2 TOWER SUBSYSTEM

Tower System contractor shall perform the following site construction pertaining to the generator equipment per the RFP.

    ATTACHED GENERATOR ROOM CONFIGURATION

          >> Provide extension ground cable(s) from exterior halo ground system to be bonded to fuel tank(s)


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          >>      Construct foundation(s) for fuel tank(s)

    DETACHED GENERATOR ROOM CONFIGURATION

          >> Provide extension ground cable(s) from exterior halo ground system to be bonded to fuel tank(s)

          >> Provide three (3) extension ground cables from exterior halo ground system to be routed into the detached generator room for bonding to generator engine block, alternator, and electrical distribution panel

          >> Install generator AC power, alarm/control, and utility AC power conduits from shelter to detached generator room

          >> Construct foundation(s) for fuel tank(s) and detached generator room

    OUTSIDE GENERATOR CONFIGURATION

          >> Provide extension ground cable(s) from exterior halo ground system to be bonded to fuel tank(s)

          >> Provide three (3) extension ground cables from exterior halo ground system to be routed into the detached generator room for bonding to generator engine block, alternator, and electrical distribution panel

          >> Install generator AC power, alarm/control, and utility AC power conduits from shelter to detached generator room

          >> Construct foundation(s) for fuel tank(s) and detached generator room

B-4.8.3     MICROWAVE SUBSYSTEM

Generator System contractor shall provide the following information to the Microwave System contractor per the RFP.

          >> Equipment list and description of generator alarms to be interfaced with network management system

B-4.8.4     RADIO SUBSYSTEM

Generator System contractor shall provide the following information to the Radio System contractor per the RFP.

          >> List and description of generator alarms to be interfaced with network management system

B-4.8.5     CIVIL CONTRACTOR

Generator System contractor shall provide the following information to the Civil contractor per the RFP.

    ATTACHED GENERATOR ROOM CONFIGURATION

          >>      Requested locations for fuel tank(s)

    DETACHED GENERATOR ROOM CONFIGURATION

          >>      Requested locations for fuel tank(s)


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          >>      Floor plan of detached generator room indicating locations for generator AC power, alarm/control, and utility AC power conduits and exterior ground extension cables

    OUTSIDE GENERATOR CONFIGURATION

          >>      Requested locations for fuel tank(s)

          >> Floor plan of detached generator room indicating locations for generator AC power, alarm/control, and utility AC power conduits and exterior ground extension cables

B-4.8.6  ADDITIONAL GENERATOR SUBSYSTEM VENDOR RESPONSIBILITIES

In addition to the previously described tasks, the generator system contractor responsibilities, including all required material and labor, shall be comprised of, but not be limited to, the following tasks per the RFP.

PERFORM THE INSTALLATION OF THE FOLLOWING EQUIPMENT ON SITE

          >> Fuel tank(s) and fuel line(s) from fuel tank to generator. Shall including proper fuel filters, vapor traps and automatic fuel shut off valve

          >>      Make all necessary and required connections

          >>      Connect fuel tank(s) to exterior ground system

          >>      Deliver generators and perform setup of generator subsystems

          >>      Perform generator subsystem ATP


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B-5      TOWERS

The tower system is intended to support the two-way voice, data, and microwave communications equipment for the Commonwealth of Pennsylvania Statewide Radio System. The Commonwealth shall define the actual types, heights and locations based upon the final radio and microwave system designs.

The Commonwealth has developed requirements for towers and has composed a set of specifications. The RFP defines basic and optional requirements to support the system implementation of the microwave and radio subsystems. The following defines these requirements and tasks as provided in the RFP.

TOWER DESIGN

All towers will have basic requirements. These basic requirements are the same for all towers. An example of a basic requirement is wind loading of 80 mph with concurrent 1/2-inch radial ice (non-derated). The performance of this requirement is independent of the size of the tower, material type, or the foundation design.

In addition to basic requirements, there will also be variable requirements. As tower sizes increase these variable requirements may require more material, increase in capacity, or replace a specific item to provide required performance. An example of a variable requirement is the use of different tower members to support different antenna loads. The tower members need to be stronger in order to support greater antenna loads.

There will also be variable features that can be applied to any tower as required on a site by site basis. These variable features shall be in addition to the basic requirements of any tower. In some specific circumstances, an optional feature may altogether replace a basic requirement. This is noted in the RFP. An example of a variable feature is the type of tower lighting. Some tower locations may require different lighting systems due to FAA regulations or local zoning. This will be determined during the microwave and radio systems procurements.

TOWER PERFORMANCE

The following list defines the functionally and requirements as needed to develop and implement the Statewide Radio System. The Commonwealth will define the towers to the Tower Contractor based on the following criteria.

The following general requirements and tasks apply to all towers per the RFP.

          >>      Tower Heights

          >>      Type of Tower

          >>      Wind and Ice Loading


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          >>      Tower Member Construction Types

          >>      Tower Design

TOWER CONFIGURATION

The following list of basic, variable and optional requirements represents the minimum functionality, performance, or quality requirements that shall be included in each tower design per the RFP. The list is not necessarily totally inclusive of all requirements.

          >>      Tower Loading and Stress Design
          >>      Tower Twist, Sway and Displacement
          >>      Tower Grounding System
          >>      Transmission Line Cable Ladder System
          >>      Climbing Ladder
          >>      Waveguide Bridge
          >>      Tower Foundation Design
          >>      Tower Loading
          >>      Wind and Ice Loading
          >>      Tower Painting
          >>      Tower Lighting
          >>      Wiring and Conduit Requirements
          >>      Tower Alarms
          >>      Microwave Dish Ice Shields
          >>      Disassembling And Removal Of Existing Tower
          >>      Removal Of Existing Tower Foundations

TOWER SUBMITTALS

The tower drawing package will be specifically developed and packaged by the tower vendor for each site. This drawing package will contain Key Erection and Secondary Drawings per the RFP and shall be submitted in accordance with Section B.2.

    KEY ERECTION DRAWINGS

    The key erection drawings will include, but not be limited to, the following:

          >>      Site name

          >>      List of all secondary drawings

          >>      Chart of complete antenna/waveguide data

          >> Elevation View to include tower member descriptions, assembly and erection details

          >>      Guy wire information (Changes in elevation, sizes, etc.)

          >> A plan view of the tower showing guy wire azimuth, transmission line ladder, climbing ladder and transmission lines

    SECONDARY DRAWINGS

    Secondary drawings will include:

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          >>      Foundation drawings with all necessary details shown

          >>      Lighting kit installation

          >>      Grounding

          >> Packing list showing part number, sizes and weights of associates materials

          >>      Antenna mounting detail

          >>      Installation of any miscellaneous appurtenances

          >>      Cable bridge detail

    DRAWING PACKAGES

    When drawing packages are sent to the Commonwealth, in addition to the requirements of Section B.2, the following practices shall apply:

          >> Two blue/black line sets shall be issued to the Commonwealth for field construction.

          >> Three sets of design calculations and computer analysis will be provided to the Commonwealth in the final site package.

TOWER SHIPPING AND DELIVERY

Tower deliveries shall be coordinated through the Contractor's Harrisburg Office to the Radio Project Office via Expedition and SureTrak.

Every package, bill of lading, shipping memorandum and invoice shall be marked with a Commonwealth purchase order number. An itemized delivery ticket, bearing the Commonwealth's purchase order number shall be provided with the goods to insure their receipt. If a carrier makes a delivery for the Contractor, then an itemized delivery ticket shall be attached to the outside of the package.

Delivery ticket and purchase order numbers of delivered items shall be tracked via Expedition.

The tower contractors are totally responsible for providing safe transportation, delivery and off-loading of all materials provided within the tower specification from the place of origin to designated locations within the Commonwealth of Pennsylvania. ALL costs to ship the tower are the responsibility of the tower manufacturer. This includes shipping, delivery to site, and off-loading of the tower at the site.

All packaging of materials shall conform to good packing practices to protect against any possible shipping damage.

The tower contractor shall ascertain site suitability for off loading prior to shipment of any tower steel or components.


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Tower packaging and shipping shall be arranged to preclude damage to steel or galvanizing during transport and off loading.

After off loading at the site, the tower manufacturer will inventory all materials. Any discrepancies in quantity, quality or content shall be reported immediately to the Commonwealth's project manager.

Delivery shall be made to ensure that the system is installed to meet the Commonwealth's critical dates as defined in Rider D and the Master Program Schedule. The contractor shall indicate how equipment or systems will be delivered, i.e. identifying the carrier, and shall notify the Commonwealth's Project Manager of firm shipping and delivery dates. The Commonwealth's Project Manager shall be informed of any changes in shipping and delivery dates.

Title to and ownership of all equipment or systems shall remain with the contractor until the equipment is delivered, successfully installed and operational at the radio site, as characterized in the acceptance test plan. The Commonwealth's acceptance date shall occur after the equipment has passed the acceptance test.

Delivery of partial shipments is not acceptable unless authorized by the Radio Project Office.

Charges for express freight, cartage, or packing that deviates from the contract shall not be allowed or paid by the Commonwealth, unless otherwise expressly stated by the Commonwealth.

Every package, bill of lading, shipping memorandum and invoice shall be marked with a purchase order number of the Commonwealth.

An itemized delivery ticket, bearing the Commonwealth's purchase order number shall be provided with the goods to insure their receipt. If a carrier makes a delivery, then an itemized delivery ticket shall be attached to the outside of the package.

TOWER INSTALLATION

All installation work performed shall be in accordance with laws, regulations and ordinances, of all State, Local, and Federal agencies.

The contractor shall provide all the necessary personnel, tools, equipment, and transportation for the installation of all equipment provided.

The Commonwealth has critical deadlines for the implementation phase of the project. Site Development requires that site design work begin immediately following contract


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award to meet these critical dates. The contractor shall ensure that all material and components are delivered to the proposed sites.

It shall be the responsibility of the contractor to provide a turnkey installation of the provided equipment. Optimization, trouble shooting, and adjustment of each subsystem shall be the contractors responsibility. This includes any changes and/or additions in order to meet performance criteria. Any additional equipment required after the contract is awarded to meet the system performance criteria of the defined standards and/or specifications shall be at the sole expense of the contractor unless the Commonwealth issues a change order or an addition to Rider C

Equipment shall be installed in a neat and workman like manner, in accordance with good practice, by competent technicians or mechanics. Personnel designated by the Commonwealth shall complete inspection and approve all installations. Such approval shall be limited in scope to the specific subsystem physical installation, and shall not be construed to imply full acceptance of the system, or subsystem.

Notwithstanding the details presented in these specifications, it is the responsibility of the contractor's project manager to verify the correctness of the material lists and suitability of devices proposed to meet the intent of the specifications. The contractors shall be responsible for providing or arranging for all parts necessary for the equipment and its installation up to and including final system acceptance.

TOWER WARRANTY AND MAINTENANCE

The Tower Contractor shall provide warranty and maintenance for the supplied products as required by the RFP and as defined in Rider F - Warranty and Maintenance.

CONTRACTOR RESPONSIBILITIES

The tower system contractor shall have turnkey responsibility for the delivery, installation and acceptance testing of the tower. In order to develop a complete and operational system, the points of demarcation between systems and all contractors is critical to the system implementation process. Therefore, the Tower Contractor's responsibilities are defined. The Contractor's Responsibilities listed apply to those commodities and subsystems included in each approved Site Design Document.

Contractors shall follow good engineering practices in the preparation, administration, implementation, inspection and acceptance of each individual subsystem at the designated sites.

The Site Development Contractor shall be the responsible party for site management and act as the general site manager for all construction and coordination between


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contractors, vendors and the Commonwealth until Final Site Acceptance by the
Commonwealth. The Contractors shall comply with the following representative sequence and order of subsystem installations.

B-5.8.1   SHELTER SUBSYSTEM

Tower System contractor shall provide the following items to the Shelter System contractor per the RFP
          >>      Tower light controller

The Tower System contractor shall install the following equipment into the shelter per the RFP.
          >>      RJ45 patch blocks for tower alarms

The Tower System contractor shall perform the following electrical connections in the shelter per the RFP.
          >>      Power wires from tower lights to tower light controller

Tower System contractor shall provide the following information to the Shelter System contractor per the RFP.
          >>      Electrical loads of all equipment
          >>      Thermal loads of all equipment
          >>      Amount of floor/wall space required
          >>      Floor/wall loading requirement
          >>      Requested location in shelter for equipment

B-5.8.2   GENERATOR SUBSYSTEM

                  - None Required -

B-5.8.3   MICROWAVE SUBSYSTEM

Tower System contractor shall provide the following information to the Microwave System contractor per the RFP.

          >> List and description of tower alarms to be interfaced with network management system

B-5.8.4  RADIO SUBSYSTEM

Tower System contractor shall provide the following information to the Radio System contractor per the RFP.

          >> List and description of tower alarms to be interfaced with network management system

B-5.8.5   CIVIL CONTRACTOR

                  - None Required -


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B-5.8.6   TOWER SUBSYSTEM

In addition to the previously described tasks, the tower system contractor responsibilities shall include all required material and labor, and shall be comprised of, but not be limited to, the following tasks per the RFP.

         PERFORM THE INSTALLATION OF THE FOLLOWING EQUIPMENT ON SITE

          >> Deliver tower steel to site, offload, and stack and/or store securely

          >>      Erect tower and all related sub-assemblies

          >>      Perform tower ATP

         PERFORM THE FOLLOWING CONNECTIONS TO EXTERIOR GROUND SYSTEM

              SELF-SUPPORTING TOWER CONFIGURATION:

          >>      legs of tower to external ground system

          >>      waveguide/ice bridge to external ground system

              GUYED TOWER CONFIGURATION:

          >>      base of tower to external ground system

          >> guy anchor ground systems, connected above and below the anchor turnbuckle

          >>      waveguide/ice bridge to external ground system


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B-6      SITE WORK

The Civil Contractor responsibilities, including all required material and labor shall be comprised of, but not limited to, the following responsibilities and tasks per the RFP.

SITE WORK REQUIREMENTS AND SPECIFICATIONS

The civil contractor shall provide the installation of the tower foundation, shelter foundation, generator foundation, fuel tank foundation, grounding, and all other site related civil construction as outlined the RFP.

Site work requirements will vary considerably based on the initial condition of the site. Sites will vary from an existing active site requiring limited modification of the infrastructure to an undeveloped, heavily forested, remote mountain top location. Therefore, a statement of work for each site shall be developed and included in the Preliminary Site Plan after the preliminary site visits have been accomplished

GENERAL CONSTRUCTION REQUIREMENTS

All materials, design, and construction procedures shall be in accordance with the RFP.

SITE WORK DEFINITIONS

The following section describes the primary work requirements, to be performed by the Contractor at a typical site. As site specific designs and plans are defined, the Civil Contractor shall provide a statement of work for each site in accordance with the specific work tasks and variations in work as defined in the RFP. The following basic requirements must be tailored in size or capacity to meet the intent of the functionality and work tasks listed in the RFP.

DEVELOPMENT AND CONSTRUCTION OF:

          >>      Access Road
          >>      Compound Road
          >>      Compound Clearance
          >>      Road Locations
          >>      Road Clearing
          >>      Road Construction
          >>      Road Grading
          >>      Road Drainage
          >>      Bridges, Culverts, and Fords
          >>      Road Maintenance
          >>      Access Road Gates
          >>      Highway Occupancy and Driveway Permits
          >>      Seeding For Road Construction
          >>      Environmental Protection For Road Construction


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          >>      Forest Fire Prevention and Control

B-6.3.1    SITE WORK SUBMITTALS

Civil contractors shall submit the final site work based on the site plan drawings. The Civil contractor will provide a Site Design Document (SDD) for each of the sites to be contracted. Civil contractors shall "mark-up" the SDD drawings for final approval by the Commonwealth prior to any work being started at a site. These marked-up drawings shall become the site work submittals. To develop the site, the civil contractor shall use these marked-up and approved drawings. The civil contractors will utilize the following information for the development of each site per the RFP.

          >>      Preliminary Site Staking

          >>      Soil Borings

          >>      Soil Test Results

          >>      Final Site Survey

          >>      Preliminary Site Plan

          >>      Site Design Document


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B-7      CIVIL ENGINEERING

The Contractor shall be responsible for the quality and accuracy of all site design work and civil engineering services. These engineering services shall include the following items and be supplied to the site development contractor performing the actual site work. The site contractor shall utilize the following design documentation to construct the radio sites.

          >>      Land Search
          >>      Preliminary Site Staking
          >>      Soil Borings
          >>      Soil Test Results
          >>      Final Site Visit
          >>      Final Site Survey
          >>      Site Plan

The following items shall be included as part of the Site Design Document per the RFP.

          >>      Site Survey
          >>      Vicinity Map
          >>      Boundary Map
          >>      Site Elevations
          >>      Compound Layout
          >>      Tower Location (Lat./Long.)
          >>      Access Road Design
          >>      Drainage Design
          >>      Grading Design
          >>      Design Notes
          >>      Include Foundation Designs -Tower, Shelter, Fuel Tank,
                  Generator (provided by other contractors)
          >>      Include Tower Drawings (provided by Tower contractor)
          >>      Include Soil Boring and Test Results
          >>      Utility Access Design

B-7.1.1   PROFESSIONAL ENGINEERING CERTIFICATION

All site-specific drawings and associated design calculations shall bear the stamp of a Professional Engineer licensed in the Commonwealth of Pennsylvania when required by state and local authorities. Drawing sets shall be provided to the Commonwealth by the civil contractor in accordance with Section B.2.

B-7.1.2   TOWER DRAWINGS

A tower drawing package shall be developed by the tower vendor and packaged for each site. This drawing package shall contain key erection and secondary drawings as


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described in Section B.5.1. will be provided for the civil contractors review and understanding.

The drawings shall be supplied on ANSID(24" x 36")size for ease of distribution. The drawings shall also be supplied in an electronic format suitable for storage and retrieval. Vendors are to supply all drawings in AutoCAD version 13.

B-7.1.3   KEY TOWER ERECTION DRAWINGS

The key erection drawings shall include but not be limited to the following per the RFP.

          >>      Site name
          >>      List of all secondary drawings
          >>      Chart of complete antenna/waveguide data
          >>      Elevation View (to include tower member descriptions, assembly and erection details.)
          >>      Guy wire information (Changes in elevation, sizes, etc.)
          >>      A plan view of the tower showing guy wire azimuth,
                  transmission line ladder, climbing ladder and transmission lines

B-7.1.4   SECONDARY TOWER DRAWINGS

Secondary drawings shall include but not limited to the following per the RFP.

          >>      Foundation drawings with all necessary details shown.
          >>      Lighting kit installation.
          >>      Grounding.
          >>      Packing list showing part number, sizes and weights of
                  associates materials.
          >>      Antenna mounting detail.
          >>      Miscellaneous appurtenances installation
          >>      Cable bridge detail

B-7.1.5  DRAWING PACKAGES

When drawing packages are sent to the Commonwealth, the following practices shall apply.

          >> Two blue/black line sets shall be issued to the Commonwealth for field construction.
          >> One reproducible set of drawings will be issues for a permanent record to the Commonwealth upon completion of the project.


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B-8      ACCEPTANCE TESTING

The following section defines the types of acceptance testing which will need to be performed in order to meet the RFP specification and maintain quality control of the development of the radio sites.

SUBSYSTEM ACCEPTANCE TESTING

The Subsystem Acceptance WBS element collects the effort for the preparation and conducting site subsystem acceptance tests or other subsystems as required. Subsystem Acceptance is a combination of analysis, inspect, and demonstrations. Refer to Rider "H" Acceptance Testing for Subsystem Acceptance Test Procedures.

B-8.1.1   EQUIPMENT SHELTER SUBSYSTEM ACCEPTANCE TESTING

Equipment Shelter Subsystem Tests shall apply to the Equipment Shelter and all Ancillary Equipment.

B-8.1.2   EMERGENCY GENERATOR SUBSYSTEM ACCEPTANCE TESTING

Emergency Generator Subsystem Tests shall apply to the Emergency Generator and all Ancillary Equipment.

B-8.1.3   TOWER SUBSYSTEM ACCEPTANCE TESTING

Tower Subsystem Tests shall apply to the Tower and all Ancillary Equipment.

B-8.1.4   SITE WORK SUBSYSTEM ACCEPTANCE TESTING

Site Work Subsystem Tests shall apply to the Site Work and all Ancillary Equipment.

SUBSYSTEM INTEROPERABILITY ACCEPTANCE TESTING

This WBS element collects the efforts for interoperational verification of all provided subsystems at a site as defined in Rider "H"- Acceptance Testing. Quality Inspection Points shall be defined as part of the Acceptance Testing Plan.


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2144 PA Rider B                   Page 44 of 46                   March 22, 2000

                          Rider B - Statement of Work
--------------------------------------------------------------------------------


B-9      PROJECT LOGISTICS AND SUPPORT

This WBS element collects the efforts for Project Logistics and Support for site development as defined in the RFP

INSTALLATION

The Installation WBS element collects the costs and effort associated with installation of equipment and subsystems at the final site location.

B-9.1.1   INSTALLATION DOCUMENTATION

The Contractor's shall provide a "System As-Built Manual". This manual will contain equipment model, options, location, installation, interconnection and electrical level information necessary for complete maintenance and trouble shooting for each site. The system documentation binders as a minimum shall conform to the Detailed Design Document procedures and shall contain specific diagrams with regard to the following:

          >>      Site floor plan, cable tray and equipment rack layouts

          >>      System block diagram

          >> Equipment programming parameters/templates and jumpering configurations

          >>      Detailed interconnection drawings

          >> All external equipment inter-cabling, cable and/or wiring, shall be labeled with pre-printed adhesive wire markers. Markers shall be placed at each end, adjacent to the connector, plug or terminus.

          >>      Inventory with serial numbers and equipment references

          >> Interconnection drawings that show all connections between sub-assemblies, such as terminal boards, panel assemblies or other equipment, to which external connections are made.

          >>      Hardware version numbers

          >> Numbering and labeling of all interconnecting cabling associated with remote control units

          >>      Numbering and labeling of all connections to modular panels

          >> Numbering and labeling of all interconnecting cabling between any remote site controllers or processors, alarm circuits, and leased telephone company circuits

          >>      Site level setting block diagrams

          >> Spare set of cable labels shall be provided in each site "as built" manual

          >> Theory of Operation and Maintenance Manual for each deployed product


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2144 PA Rider B                   Page 45 of 46                   March 22, 2000

                          Rider B - Statement of Work
--------------------------------------------------------------------------------

B-9.1.2   INSTALLATION INSPECTIONS

The Acceptance Test Plan as delivered by the Contractor shall include quality inspection points as provided by the Commonwealth. Each checkpoint shall require verification by the Commonwealth or its affiliates, before installation efforts may proceed. The Commonwealth, may at its discretion, accept written verification from the Contractor that the quality checkpoint was verified by the Contractor's on-site superintendent, in lieu of the Commonwealth performing the inspection.

SHIPPING

The Shipping WBS element collects the costs and effort associated with shipment of equipment and subsystems from the Contractor's facility to the final site location for installation. The contractor is responsible for the shipping, unloading and installation of all equipment proposed as defined in the RFP.

TRAINING

Training is the WBS element summarizing the efforts to prepare and present the training courses as defined in the RFP.

WARRANTY / MAINTENANCE

The Warranty WBS element collects the status of the warranty support which begins upon total site acceptance by the Commonwealth of Pennsylvania. Refer to Rider "F" Warranty / Maintenance, of the contract for terms and conditions for Warranty and Maintenance.

SPARES

The Spares WBS element is the WBS element summarizing the spares for the service technicians in the field.




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2144 PA Rider B                   Page 46 of 46                   March 22, 2000

                            RIDER C - Equipment List
-------------------------------------------------------------------------------


                                     [LOGO]


                          COMMONWEALTH OF PENNSYLVANIA

                             ROHN CONSTRUCTION, INC.

                             SITE DEVELOPMENT SYSTEM

                            RIDER C - EQUIPMENT LIST


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2145n PA Rider C                   1 of 9                      October 1, 1999

                             RIDER C-Equipment List
-------------------------------------------------------------------------------



                                                     RIDER C - TABLE OF CONTENTS

C-1     GENERAL OVERVIEW.....................................................3
C-2     EQUIPMENT SHELTER SYSTEM.............................................4
C-3     EMERGENCY GENERATOR SYSTEM...........................................5
C-4     TOWER SYSTEM.........................................................6
C-5     SITE DEVELOPMENT SERVICES............................................7
C-6     SITE DEVELOPMENT ENGINEERING SERVICES................................8
C-7     EQUIPMENT LIST.......................................................9



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2145 PA Rider C                     2 of 9                      October 1,1999

                             RIDER C-Equipment List
-------------------------------------------------------------------------------

C-1      GENERAL OVERVIEW

The purpose of this EQUIPMENT LIST is to identify the various equipment, products, subsystems (ITEMS) that shall be required for the project. The Equipment List shall define all Items that can be purchased by the Commonwealth, Agencies of the Commonwealth, system participants as well as other entities (local municipalities, counties, etc) able to purchase from the State Contract 5820-06.

The Equipment List shall contain a deliverable which shall fully detail the specific product model numbers, options, and subsystem assemblies and materials. These material items shall also contain quantity and pricing. Installation and other applicable services shall also be defined. All third party equipment shall be separately priced and the Contractor shall provide optional third party equipment for the Commonwealth's consideration.

The following Equipment shall be categorized into the following primary sections:

         Equipment Shelter System
         Emergency Generator System
         Tower System
         Site Development System
         Site Development Engineering System

The Equipment List and pricing considerations are based upon quantities contained in the PROPOSAL. Equipment and Subsystem prices shall be independently defined for software, hardware, installation services and 3rd party equipment and/or services. Item pricing as defined shall be directly available for the State Purchasing Contract 5820-06. Specific Items may be unavailable for other entity purchase subject to mutually agreement between the Commonwealth and the Contractor. The Contractor shall update the equipment list to accommodate additional equipment and subsystems as required by the Commonwealth or as new equipment and product lines become available.


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2145 PA Rider C                      3 of 9                    October 1,1999

                             RIDER C-Equipment List
-------------------------------------------------------------------------------

C-2 EQUIPMENT SHELTER SYSTEM
(Refer to C-7. Pages TBD)
This section details all equipment, product and subsystem items associated with Equipment shelters. This includes quantity and pricing for materials and installation as well as any other applicable services. Items include but are not limited to: AC Power and Electrical Service, UPS System and Battery Bank, Heating and Air Conditioning, Fire Extinguisher, Shelter Grounding System, Interior Lighting System, Exterior Lighting System, Cable Ladder Trays, Cable Entry Ports, Patch Block Mounting Surface, Shelter Foundation Design, Doors - Locks and Keys, DC Power Plant, Generator Room - Attached and Detached, Acceptance Testing, Warranty, Maintenance and Support, Shipping and Delivery, Installation, off-loading, and maintenance documentation and as-built documentation.








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2145 PA Rider C                    4 of 9                     October 1,1999

                             RIDER C-Equipment List
-------------------------------------------------------------------------------


C-3      EMERGENCY GENERATOR SYSTEM
(Refer to C-7. Pages TBD)
This section details all equipment, product and subsystem items associated with Emergency Generators. This includes quantity and pricing for materials and installation as well as any other applicable services. Items include but are not limited to: Generator Alarms, Patch Blocks, Battery and Charger, Automatic Transfer Switch, Manual Transfer Switch, Generator Set Control System, Fuel Tank, Weather Protective Enclosure, Acceptance Testing, Warranty, Maintenance and Support, Shipping and Delivery, Installation, off-loading, maintenance documentation and as-built documentation.








-------------------------------------------------------------------------------
2145 PA Rider C                      5 of 9                 October 1,1999

                             RIDER C-Equipment List
-------------------------------------------------------------------------------

C-4      TOWER SYSTEM
(Refer to C-7. Pages TBD)
This section details all equipment, product and subsystem items associated with the tower systems. This includes quantity and pricing for materials and installation as well as any other applicable services. Items include but are not limited to: Tower Design, Tower Foundation Design, Transmission Line Cable Ladder, Waveguide Bridge, Climbing Ladder, Tower Lighting, Microwave Dish Ice Shields, Tower Painting, Acceptance Testing, Warranty, Maintenance and Support, Shipping and Delivery, Installation, off-loading, maintenance and as-built documentation.








-------------------------------------------------------------------------------
2145 PA Rider C                       6 of 9                 October 1,1999

                             RIDER C-Equipment List
-------------------------------------------------------------------------------

C-5      SITE DEVELOPMENT SERVICES
(Refer to C-7. Pages TBD)
This section details all equipment, product and subsystem Items associated with the site development services. This includes quantity and pricing for materials and installation as well as any other applicable services. Items include but are not limited to: Install Tower Foundation, Install Shelter Foundation, Install Generator Foundation, Install shelter Ramps, Install Fuel Tank Foundation, Install Waveguide Bridge Piers, Construct Access Road, Construct Compound Road, Clearing of Compound Area, Install Electrical and Telephone Pedestal, Install Drainage, Install Compound Fencing and Gate, Install Fence Grounding, Perfrom Final Grading, Site Gravelling, Remove Spoils, Excavate and Backfill, Acceptance Testing, Warranty, Maintenance and Support, Shipping and Delivery, Installation, Off-loading,. Maintenance and as-built documentation.







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2145 PA Rider C                      7 of 9                     October 1,1999

                             RIDER C-Equipment List
-------------------------------------------------------------------------------

C-6      SITE DEVELOPMENT ENGINEERING SERVICES
(Refer to C-7. Pages TBD)
This section details all equipment, product and subsystem Items associated with the site development engineering services. This includes quantity and pricing for all applicable services. Items include but are not limited to: Land Search, Preliminary Site Staking, Soil Borings, Soil Testing and Report, Final Site Visit, Final Site Survey, and Site Plan.










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2145 PA Rider C                       8 of 9                   October 1,1999

                             RIDER C-Equipment List
-------------------------------------------------------------------------------

C-7      EQUIPMENT LIST
(Please refer to attached Equipment List)









-------------------------------------------------------------------------------
2145 PA Rider C                       9 of 9                  October 1,1999

                         ROHN CONSTRUCTION, INC. RIDER E

                              SCHEDULE OF PAYMENTS

- 100% of engineering costs, by site, at the time of Commonwealth acceptance of the Site Design Document.

- 100% of shelter costs, by site, at the time of acceptance by the Commonwealth.

- 100% of generator costs, by site, at the time of acceptance by the Commonwealth.

- 100% of tower costs, by site, at the time of acceptance by the Commonwealth.

- 100% of civil construction costs, by site, upon final acceptance of the site by the Commonwealth.

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------






                          COMMONWEALTH OF PENNSYLVANIA


                             ROHN CONSTRUCTION, INC.


                            SITE DEVELOPMENT CONTRACT


                              ROHN INDUSTRIES, INC.

                       RIDER F - WARRANTY AND MAINTENANCE








--------------------------------------------------------------------------------
2147 PA Rider F                    Page 1 of 16                  October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------


                                                                                                  TABLE OF CONTENTS
                                                                                                  -----------------

F-1   GENERAL OVERVIEW AND REQUIREMENTS..................................................................3

   F-1.1    DEGREES OF FAILURE ON INFRASTRUCTURE EQUIPMENT...............................................3
      F-1.1.1     MAJOR FAILURE..........................................................................3
      F-1.1.2     MINOR FAILURE..........................................................................3
   F-1.2    MALFUNCTIONED EQUIPMENT......................................................................3
   F-1.3    PREVENTATIVE MAINTENANCE.....................................................................3
   F-1.4    TEST EQUIPMENT CALIBRATION...................................................................4
   F-1.5    GUARANTEES (MATERIAL AND LABOR)..............................................................4
   F-1.6    SYSTEM WARRANTY AND SYSTEM MAINTENANCE PERFORMANCE REPORTS...................................4
   F-1.7    CENTRALIZED SUPPORT ORGANIZATION (CSO).......................................................4

F-2   STANDARD WARRANTY TERMS............................................................................5

   F-2.1    ON-SITE WARRANTY.............................................................................6

F-3   COMMENCEMENT OF WARRANTY...........................................................................7

   F-3.1    WARRANTY -SITE FACILITY......................................................................7

F-4   SHELTER SYSTEM WARRANTY............................................................................8

   F-4.1    2 YEAR WARRANTY..............................................................................8
   F-4.2    EXTENDED WARRANTY AND MAINTENANCE -3 ADDITIONAL YEARS (24 HR COVERAGE).......................8
   F-4.3    EXTENDED WARRANTY AND MAINTENANCE -3 ADDITIONAL YEARS (NON 24HR COVERAGE)....................9

F-5   EMERGENCY GENERATOR SYSTEM........................................................................11

   F-5.1    2 YEAR WARRANTY.............................................................................11
   F-5.2    EXTENDED WARRANTY AND MAINTENANCE -3 ADDITIONAL YEARS (24 HR COVERAGE)).....................11
   F-5.3    EXTENDED WARRANTY AND MAINTENANCE -3 ADDITIONAL YEARS (NON 24HR COVERAGE)...................12

F-6   TOWER SYSTEM......................................................................................13

   F-6.1    10 YEAR WARRANTY............................................................................13
   F-6.2    EXTENDED WARRANTY AND MAINTENANCE -3 ADDITIONAL YEARS (24 HR COVERAGE)......................13
   F-6.3    EXTENDED WARRANTY AND MAINTENANCE -3 ADDITIONAL YEARS (NON 24HR COVERAGE)...................14

F-7   SITE WORK.........................................................................................15

   F-7.1    5 YEAR WARRANTY.............................................................................15
   F-7.2    EXTENDED WARRANTY AND MAINTENANCE -3 ADDITIONAL YEARS (24 HR COVERAGE)......................15
   F-7.3    EXTENDED WARRANTY AND MAINTENANCE -3 ADDITIONAL YEARS (NON 24HR COVERAGE)...................16


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2147 PA Rider F                    Page 2 of 16                  October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------


F-1      GENERAL OVERVIEW AND REQUIREMENTS

The purpose of this document is to define the Warranty and Maintenance Support System that shall be provided by the Contractor to ensure the reliability of the Statewide-Integrated Voice and Data System (IV&D) being purchased by the Commonwealth as it pertains to the Site Development RFP # 1998-SD-1.

This Warranty shall pertain specifically to all material, labor and services as purchased in accordance with this contract and based upon the Site Development RFP that called for the purchase of Shelter System, Emergency Generator System, Tower System and Site Work.

F-1.1    DEGREES OF FAILURE ON INFRASTRUCTURE EQUIPMENT

The following defines two categories of failure. Major and Minor failures shall have different response and restoration times as described below.

F-1.1.1       MAJOR FAILURE

Any failure that results in a loss of voice or data service, a complete outage or reduction of System capacity, that are not restored by hot standby or fault tolerant Equipment, shall constitute a major failure. All major failures require immediate service as stipulated by the response and repair times associated with the various Equipment types outlined in this document.

F-1.1.2       MINOR FAILURE

Any failure that generates a concern or alarm of any nature other than major, as defined above, shall be deemed a minor failure. All minor failures must be cleared during the course of the normal workday on which they occur. In the event a minor failure occurs after hours, on a weekend or holiday, as defined in Rider B, shall be repaired during the next normal working day.

F-1.2    MALFUNCTIONED EQUIPMENT

Malfunctions that cannot be immediately or unequivocally diagnosed and pinpointed to a certain item of Equipment or service shall require the participation of all service suppliers until responsibility for the problem has been established. In no instance shall the failure to resolve the issue of responsibility relieve any of the suppliers of the mutual obligation to restore System operability with the least impact on the availability of the System to the end users.

F-1.3    PREVENTATIVE MAINTENANCE

Contractor shall provide preventative maintenance on all Equipment as specified in order to be compliant with the response times as indicated in this rider. In addition Rider B (Statement of Work) shall further define the Preventive Maintenance Plan and the


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2147 PA Rider F                    Page 3 of 16                  October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------

Schedule as a specific deliverable. A complete description of preventive maintenance shall specify the frequency of preventive maintenance required for all proposed Equipment and Systems. Preventive maintenance shall be performed according to a schedule that is mutually acceptable to the Commonwealth and Contractor. The schedule shall be consistent with the operation requirements of the Commonwealth and shall be based upon the specific needs of the Equipment being maintained.

F-1.4    TEST EQUIPMENT CALIBRATION

All test equipment utilized for installation, warranty and maintenance on the Statewide-Integrated Voice and Data System shall be calibrated as recommended by the Equipment manufacture(s) and traceable to the National Bureau of Standards. The Contractor Program Manager must maintain certificates of calibration.

F-1.5    GUARANTEES (MATERIAL AND LABOR)

Contractor guarantees that all Equipment supplied pursuant to this RFP will be new and of first quality throughout. All replaced parts or Equipment will become property of the Commonwealth.

F-1.6    SYSTEM WARRANTY AND SYSTEM MAINTENANCE PERFORMANCE REPORTS

Contractor shall furnish the Commonwealth with a monthly report of all warranty and maintenance requests. As a minimum the following data is required:

          / /      Date and time of arrival on Site
          / /      Description of malfunction reported
          / /      Diagnosis of failure and work performed
          / /      Date and time failure was corrected
          / /      Charges for service, if applicable
          / /      Name of person performing service
          / /      All preventative maintenance results

F-1.7    CENTRALIZED SUPPORT ORGANIZATION (CSO)

Due to the vastness of the system being implemented, the vendor shall list the locations and functionally of each in-state and out-of-state service center(s). The Contractor shall open a Centralized Support Organization (CSO). This facility shall report directly to the Contractor Project Manager and interface with the Commonwealth via the Radio Project Office. This center shall provide Warranty Services, be capable of receiving repair calls and dispatching service personnel to meet response times on a 24-hour, 365-day basis. Contractor shall provide a SINGLE toll-free telephone number for all maintenance, repair and emergency service requirements. The CSO shall remain in effect from the beginning of the Contract until the end of the optional System Maintenance period selected by the Commonwealth.


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2147 PA Rider F                    Page 4 of 16                  October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------


F-2      STANDARD WARRANTY TERMS

Warranty shall be defined as the standard Contractor Warranty Terms, as indicated below.

                         CONTRACTOR'S STANDARD WARRANTY

Contractor warrants for a period of twenty-four (24) months from the date of completion and acceptance of a site commodity that the Equipment will be free from defects in material and workmanship and will be in conformity with applicable specifications and drawings (the "Specifications"); provided, however, that this warranty shall not apply to any Equipment which shall have been abused or misused physically or electrically, or on which the trademark shall have been defaced or obliterated. Buyer shall request written return material authorization within the warranty period prior to the return of any nonconforming Equipment. If Equipment is found not in conformance with this warranty, it will be covered by this warranty only if written authorization is requested within a period of twenty-four (24) months from the date of commencement.

Authorization for return must be secured from Contractor and will not commit Contractor to the making of any repair or replacement hereunder. Requests for return authorization should list types and quantities of Equipment involved, the reason for the request, information concerning operating conditions involved, and the period of use. In addition, the Order number and, where possible, the original invoice number covering the original purchase of the Equipment involved must be shown. Returned Equipment must be shipped, and transportation prepaid, by the most practical method of shipment. Shipping costs will be credited to the Buyer for all Equipment found to be not in compliance with this warranty. Excessive transportation costs will not be allowed. Contractor can accept no billing for packing, inspection, labor charges or other incidental costs in connection with any Equipment returned. Unless otherwise requested by Buyer, returned Equipment found not subject to this warranty will be sent back to Buyer, transportation collect. In all cases, Contractor's determination will be final. With respect to Equipment found not in conformity with this warranty, the remedy will take the form, at Contractor's option, of a replacement or repair of the defective or nonconforming Equipment.

In the event that it is uneconomical to replace or repair warranted Equipment, Contractor may, at its sole option, remit the dollar equivalent based upon the original Equipment sales price and said remittance will be calculated by applying the pro rata percentage of the unexpired warranty to the original Equipment sales price. Seller makes no representation or warranty, express, implied (including but not limited to warranties of merchantability and fitness for particular purposes), statutory, or related to "Year 2000" matters, other than the foregoing express warranty. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED (INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE). IN NO EVENT WILL CONTRACTOR BE


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2147 PA Rider F                    Page 5 of 16                  October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------

LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING FROM BREACH OF THIS WARRANTY, EVEN IF CONTRACTOR HAS BEEN ADVISED OF THE POSSIBILITIES OF SUCH DAMAGES. THE FOREGOING CONSTITUTES BUYER'S SOLE REMEDY AND CONTRACTOR'S SOLE LIABILITY FOR BREACH OF WARRANTY. In the event of replacement pursuant to the foregoing warranty, such warranty shall apply to the replaced product.

F-2.1    ON-SITE WARRANTY

In the event that warranted Equipment must be repaired on-site, the Contractor shall provide the necessary material and trained personnel to repair and make right all items in a professional and proper manner.


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2147 PA Rider F                    Page 6 of 16                  October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------


F-3      COMMENCEMENT OF WARRANTY

Warranty shall begin upon completion and acceptance of work on a specific commodity at a site. The definition of work and acceptance is further defined in Riders B (Statement of Work) and Rider H (Acceptance Testing).

F-3.1    WARRANTY - SITE FACILITY

Infrastructure Equipment shall be defined as Equipment supporting the development of a "site". This will include the Shelter System, the Emergency Generator System, the Tower System and the Site Work. This shall be further defined as the "Site Facilities".

Warranty shall be defined as agreement(s) between the Contractor and the Commonwealth for using the supplied Site Facility. All such agreements shall be paid for and managed by the Commonwealth through the Radio Project Office (RPO). This type of agreement would allow for specific response and repair times during the Warranty period on Equipment purchased directly by the Commonwealth. Contractor shall provide pricing on all Warranty Equipment listed in Rider C (Equipment List and Charges).


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2147 PA Rider F                    Page 7 of 16                  October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------


F-4      SHELTER SYSTEM WARRANTY

The following section defines the Warranty for the Shelter System.

F-4.1    2 YEAR WARRANTY

This (2)-two year Warranty shall provide on-site service by a factory authorized service provider.

The coverage includes repair or replacement of any defective equipment, system hardware and software that is initially delivered defective or becomes defective through normal wear and usage.

All batteries shall be warranted for a period of TEN YEARS from date of system acceptance.

COVERAGE - 24 HR. BY 7 DAYS

         8 hour response, 4 hour repair
               Roof
               Electrical System
               HVAC
               Lights - Internal and External
               UPS to Include Batteries and Charger (Batteries 10 year warranty) DC Power Plant (Batteries 10 warranty)
               Alarms
               Fire Extinguishers

         24 hour response, 2 day repair
               Walls
               Doors
               All Seals
               Foundations
               Floors
               Cable Trays
               Entrance Ports
               Internal Grounding

F-4.2    EXTENDED WARRANTY AND MAINTENANCE - 3 ADDITIONAL YEARS (24 HR COVERAGE)

This (3)-three-year extended Warranty shall provide on-site service by a factory authorized service provider. This package will include maintenance of all items installed. This maintenance will follow the manufacturer's maintenance guidelines at the manufacturer's recommended periodicity.

This coverage includes any defective equipment that becomes defective through normal wear and usage.


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2147 PA Rider F                    Page 8 of 16                  October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------

COVERAGE - 24 HR. BY 7 DAYS

         8 hour response, 4 hour repair
               Roof
               HVAC
               UPS to Include Batteries and Charger (Batteries 10 year warranty) DC Power Plant (Batteries 10 warranty)
               Alarms
               Fire Extinguishers

         24 hour response, 2 day repair
               Walls
               Doors
               All Seals
               Floors

F-4.3    EXTENDED WARRANTY AND MAINTENANCE - 3 ADDITIONAL YEARS (NON 24HR
COVERAGE)

This (3)-three-year extended Warranty for non-24 hour coverage shall provide on-site service by a factory authorized service provider. This is an optional package, which the Commonwealth shall evaluate and determine its value prior to contracting services from the contractor.

This package will include maintenance of all items installed. This maintenance will follow the manufacturer's maintenance guidelines at the manufacturer's recommended periodicity.

The coverage includes any defective equipment that becomes defective through normal wear and usage.

COVERAGE - 8 HR. BY 5 DAYS

         8 hour response, 8 hour repair
                  Roof
                  Electrical System
                  HVAC
                  Lights - Internal and External
                  UPS to Include Batteries and Charger (Batteries 10 year warranty)
                  DC Power Plant (Batteries 10 warranty)
                  Alarms
                  Fire Extinguishers

         24 hour response, 2 day repair
                  Walls
                  Doors


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2147 PA Rider F                    Page 9 of 16                  October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------

                  All Seals
                  Foundations
                  Floors
                  Cable Trays
                  Entrance Ports
                  Internal Grounding
















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2147 PA Rider F                    Page 10 of 16                 October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------


F-5      EMERGENCY GENERATOR SYSTEM

The following section defines the Warranty for the Emergency Generator System.

F-5.1    2 YEAR WARRANTY

This (2)-two year Warranty shall provide on-site service by a factory authorized service provider.

The coverage includes repair or replacement of any defective equipment, system hardware and software that is initially delivered defective or becomes defective through normal wear and usage.

All batteries shall be warranted for a period of TEN YEARS from date of system acceptance.

COVERAGE - 24 HR. BY 7 DAYS

         2 hour response, 4 hour repair
                  Emergency Generator and Controls
                  Emergency Generator Transfer Switch
                  Emergency Generator Batteries and Charger (Batteries Warranty for 10 years)
                  Fuel Tank

F-5.2    EXTENDED WARRANTY AND MAINTENANCE - 3 ADDITIONAL YEARS (24 HR
COVERAGE)

This (3)-three-year extended Warranty shall provide on-site service by a factory authorized service provider. This package will include maintenance of all items installed. This maintenance will follow the manufacturer's maintenance guidelines at the manufacturer's recommended periodicity.

This coverage includes any defective equipment that becomes defective through normal wear and usage.

COVERAGE - 24 HR. BY 7 DAYS

         8 hour response, 4 hour repair
                  Emergency Generator and Controls
                  Emergency Generator Transfer Switch
                  Emergency Generator Batteries and Charger (Batteries Warranty for 10 years)
                  Fuel Tank


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2147 PA Rider F                    Page 11 of 16                 October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------

F-5.3    EXTENDED WARRANTY AND MAINTENANCE - 3 ADDITIONAL YEARS (NON 24HR
COVERAGE)

This (3)-three-year extended Warranty for non-24 hour coverage shall provide on-site service by a factory authorized service provider. This is an optional package, which the Commonwealth shall evaluate and determine its value prior to contracting services from the contractor.

This package will include maintenance of all items installed. This maintenance will follow the manufacturer's maintenance guidelines at the manufacturer's recommended periodicity.

The coverage includes any defective equipment that becomes defective through normal wear and usage.

COVERAGE - 8 HR. BY 5 DAYS

         8 hour response, 8 hour repair
                  Emergency Generator and Controls
                  Emergency Generator Transfer Switch
                  Emergency Generator Batteries and Charger (Batteries Warranty for 10 years)
                  Fuel Tank






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2147 PA Rider F                    Page 12 of 16                 October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------


F-6      TOWER SYSTEM

The following section defines the Warranty for the Tower System.

F-6.1    10 YEAR WARRANTY

This (10)-ten year Warranty shall provide on-site service by a factory authorized service provider.

All lighting and controls shall be warranted for a period of TWO YEARS from date of system acceptance.

The coverage includes repair or replacement of any defective equipment, system hardware and software that is initially delivered defective or becomes defective through normal wear and usage.

COVERAGE - 24 HR. BY 7 DAYS (FIRST TWO YEARS)

         8 hour response, 4 hour repair
                  Tower
                  Cable Ladder
                  Waveguide Bridge
                  Lighting and Controls (Two Year Warranty)

         24 hour response, 2 day repair
                  Climbing Ladder

COVERAGE - 8 HR. BY 5 DAYS (YEAR THREE THROUGH YEAR TEN)

         8 hour response, 4 hour repair
                  Tower
                  Cable Ladder
                  Waveguide Bridge

         24 hour response, 2 day repair
                  Climbing Ladder

F-6.2    EXTENDED WARRANTY AND MAINTENANCE - 3 ADDITIONAL YEARS (24 HR COVERAGE)

This (3)-three-year extended Warranty shall provide on-site service by a factory authorized service provider. This package will include maintenance of all items installed. This maintenance will follow the manufacturer's maintenance guidelines at the manufacturer's recommended periodicity.



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2147 PA Rider F                    Page 13 of 16                 October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------

This coverage includes any defective equipment that becomes defective through normal wear and usage.

COVERAGE - 24 HR. BY 7 DAYS

         8 hour response, 4 hour repair
                  Lighting and Controls

F-6.3    EXTENDED WARRANTY AND MAINTENANCE - 3 ADDITIONAL YEARS (NON 24HR
COVERAGE)

This (3)-three-year extended Warranty for non-24 hour coverage shall provide on-site service by a factory authorized service provider. This is an optional package, which the Commonwealth shall evaluate and determine its value prior to contracting services from the contractor.

This package will include maintenance of all items installed. This maintenance will follow the manufacturer's maintenance guidelines at the manufacturer's recommended periodicity.

The coverage includes any defective equipment that becomes defective through normal wear and usage.

COVERAGE - 8 HR. BY 5 DAYS

         8 hour response, 8 hour repair
                  Lighting and Controls





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2147 PA Rider F                    Page 14 of 16                 October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------


F-7      SITE WORK

The following section defines the Warranty for the Site Work.

F-7.1    5 YEAR WARRANTY

This (5)-five year Warranty provides on-site service by an authorized service contractor.

The coverage includes any defectives in civil construction materials and workmanship.

This Warranty excludes vegetation growth and acts of God.

COVERAGE - 24 HR. BY 7 DAYS

         24 hour response, 24 hour repair
                  Tower Foundation
                  Shelter Foundation
                  Generator Foundation
                  Fuel Tank Foundation
                  Compound Construction (All related construction at the compound)
                  Access Road Construction (All related construction of the access road)
                  Site Grounding
                  Utility Construction
                  Fence Construction

F-7.2    EXTENDED WARRANTY AND MAINTENANCE - 3 ADDITIONAL YEARS (24 HR COVERAGE)

This (3)-three year extended Warranty provides on-site service by an authorized service contractor.

The coverage includes any defectives in civil construction materials and workmanship.





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2147 PA Rider F                    Page 15 of 16                 October 1, 1999

                       RIDER F - WARRANTY AND MAINTENANCE
--------------------------------------------------------------------------------


This Warranty excludes vegetation growth and acts of God.

COVERAGE - 24 HR. BY 7 DAYS

         24 hour response, 24 hour repair
                  Tower Foundation
                  Shelter Foundation
                  Generator Foundation
                  Fuel Tank Foundation
                  Compound Construction (All related construction at the compound)
                  Access Road Construction (All related construction of the access road)
                  Site Grounding
                  Utility Construction
                  Fence Construction

F-7.3    EXTENDED WARRANTY AND MAINTENANCE - 3 ADDITIONAL YEARS (NON 24HR
COVERAGE)

This (3)-three year extended Warranty for non-24hr provides on-site service by an authorized service contractor.

The coverage includes any defectives in civil construction materials and workmanship.

This Warranty excludes vegetation growth and acts of God.

COVERAGE - 8 HR. BY 5 DAYS

         24 hour response, 24 hour repair
                  Tower Foundation
                  Shelter Foundation
                  Generator Foundation
                  Fuel Tank Foundation
                  Compound Construction (All related construction at the compound)
                  Access Road Construction (All related construction of the access road)
                  Site Grounding
                  Utility Construction
                  Fence Construction







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2147 PA Rider F                    Page 16 of 16                 October 1, 1999

                          RIDER H - Acceptance Testing
--------------------------------------------------------------------------------








                          COMMONWEALTH OF PENNSYLVANIA

                             ROHN CONSTRUCTION, INC.

                             SITE DEVELOPMENT SYSTEM

                          RIDER H - ACCEPTANCE TESTING





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2148 PA Rider H                       1 of 8                     October 1, 1999

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                          RIDER H - Acceptance Testing
--------------------------------------------------------------------------------




                                                                                        RIDER H - TABLE OF CONTENTS
                                                                                        ---------------------------
H-1     GENERAL OVERVIEW.................................................................................3

   H-1.1     SUBSYSTEM ACCEPTANCE TESTING................................................................3
   H-1.2     SUBSYSTEM INTEROPERABILITY ACCEPTANCE TESTING...............................................4

H-2     SUBSYSTEM ACCEPTANCE TESTING.....................................................................5

   H-2.1     EQUIPMENT SHELTER SUBSYSTEM TESTS...........................................................5
     H-2.2.1      SHELTER CONSTRUCTION VERIFICATION......................................................5
     H-2.2.2      SHELTER INSTALLATION VERIFICATION......................................................5
     H-2.2.3      SHELTER GROUND SUBSYSTEMS VERIFICATION.................................................5
     H-2.2.4      PROVIDED ANCILLARY EQUIPMENT VERIFICATION..............................................5
     H-2.2.5      SHELTER ELECTRICAL SUBSYSTEMS VERIFICATION.............................................5
     H-2.2.6      HVAC SUBSYSTEMS VERIFICATION...........................................................5
     H-2.2.7      ALARM SUBSYSTEMS VERIFICATION..........................................................6
   H-2.2     EMERGENCY GENERATOR SUBSYSTEM TESTS.........................................................6
     H-2.2.1      EMERGENCY GENERATOR INSTALLATION VERIFICATION..........................................6
     H-2.2.2      EMERGENCY GENERATOR SUBSYSTEM..........................................................6
     H-2.2.3      AUTOMATIC TRANSFER SWITCH..............................................................6
     H-2.2.4      MANUAL TRANSFER SWITCH.................................................................6
   H-2.3     TOWER SUBSYSTEM TESTS.......................................................................6
     H-2.3.1      TOWER INSTALLATION VERIFICATION........................................................6
     H-2.3.2      TOWER SUBSYSTEM TESTS..................................................................6
     H-2.3.3      FOUNDATION SUBSYSTEM TESTS.............................................................7
   H-2.4     SITE WORK SUBSYSTEM TESTS...................................................................7
     H-2.4.1      SITE WORK INSTALLATION VERIFICATION....................................................7
     H-2.4.2      ACCESS ROAD SUBSYSTEM TESTS............................................................7
     H-2.4.3      SITE SUBSYSTEM TESTS...................................................................7
     H-2.4.4      FOUNDATION SUBSYSTEM TESTS.............................................................7
     H-2.4.5      GROUNDING SUBSYSTEM TESTS..............................................................7
     H-2.4.6      FENCING SUBSYSTEM TESTS................................................................7

H-3     SUBSYSTEM INTEROPERABILITY ACCEPTANCE TESTING....................................................8





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2148 PA Rider H                       2 of 8                     October 1, 1999

                          RIDER H - Acceptance Testing
--------------------------------------------------------------------------------


H-1      GENERAL OVERVIEW

The purpose of the ACCEPTANCE TESTING is to demonstrate performance compliance of all equipment, subsystems and system designs supplied by the Contractor as required by the Contract. An Acceptance Test Plan Document (ATP) shall be delivered within 30 days that details the testing procedures, processes and performance criteria. The ATP shall contain a set of subsystem and system tests, performance criteria, and installation standards as referenced in the RFP, the Contractor's proposal, the Contract and Contract Riders. The criteria detailed in the ATP shall be mutually agreed to between the Commonwealth and the Contractor. This mutual agreement shall be documented as a result of the Contractor submitting and the Commonwealth approving the ATP Deliverable. All acceptance tests and installation verifications contained in the ATP shall be performed by the Contractor and verified by the Commonwealth. These tests shall provide verification compliance of equipment and system performance based upon the RFP specifications and Rider B deliverables.

The ATP shall fully detail the specific tests and procedures as well as the time and materials required for each test to be performed as part of the deployment schedule. Quality control inspections shall insure that installations have been completed in compliance with the methods and techniques specified in the RFP and Statement of Work (Rider B.

The following test categories shall be defined and performed:

H-1.1     SUBSYSTEM ACCEPTANCE TESTING

Subsystem Acceptance Testing shall apply to the individual subsystem and its ancillary equipment to include the following:

EQUIPMENT SHELTER SUBSYSTEM TESTS
Equipment Shelter Subsystem Tests shall apply to the Equipment Shelter and all Ancillary Equipment.

EMERGENCY GENERATOR SUBSYSTEM TESTS
Emergency Generator Subsystem Tests shall apply to the Emergency Generator and all Ancillary Equipment.

TOWER SUBSYSTEM TESTS
Tower Subsystem Tests shall apply to the Tower and all Ancillary Equipment.

SITE WORK SUBSYSTEM TESTS
Site Work Subsystem Tests shall apply to the Site Work and all Ancillary Equipment.



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2148 PA Rider H                       3 of 8                     October 1, 1999

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                          RIDER H - Acceptance Testing
--------------------------------------------------------------------------------

H-1.2    SUBSYSTEM INTEROPERABILITY ACCEPTANCE TESTING

Subsystem Interoperability Acceptance Tests shall apply to the interoperability of all provided subsystems.

The test procedures shall be completed, agreed upon and delivered within the first 30 days from the date of a signed contract between the Commonwealth and the Contractor. Any omissions of this Rider or the Contract shall yield to the most rigorous requirements of RFP, its addenda, the PROPOSAL, or the Statement of Work and Deliverables (Rider B).

The Commonwealth shall be notified 48 hours in advance of the Contractor conducting any subsystem and system level tests. The Commonwealth or its authorized representative(s) will monitor any or all testing, and performance or installation verifications deemed appropriate. Regardless of the Commonwealth or its authorized representative(s) presence, the Contractor shall document in writing, the outcome of all testing and verifications listed in the ATP. Failure of a test shall require re-testing at no expense to the Commonwealth. The Commonwealth reserves the right to disapprove any test(s), test procedure(s), or test result(s), which deviate from the approved test procedures. It shall be the sole responsibility of the Contractor to remedy any such disapproved tests to the satisfaction of, and at no additional cost to, the Commonwealth.

The results of the tests and the associated Punch List of outstanding items to be compiled or re-tested shall be signed by the representatives of both the Commonwealth and the Equipment Shelter Contractor and forwarded to the Commonwealth for review and acceptance. The outstanding items shall be resolved within seven (7) working days and these items shall be retested. If the outstanding items have an effect on other previously performed tests then re-testing shall also be required.

The system equipment shall be accurately measured with commonly available test equipment, instruments and tools. The specific items of test equipment required shall be listed in the ATP. Appropriate amount of test equipment shall be made available to accommodate concurrent testing processes. All test equipment and tools, designated for testing or other support functions shall be calibrated by a Precision Measurement Equipment Laboratory within the valid calibration period.





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2148 PA Rider H                       4 of 8                     October 1, 1999

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                          RIDER H - Acceptance Testing
--------------------------------------------------------------------------------


H-2      SUBSYSTEM ACCEPTANCE TESTING

This section shall categorize the deliverable of Subsystem Acceptance Testing. Subsystem Acceptance Testing shall be performed on all equipment provided by the Contractor at each site. All Subsystem Acceptance Testing shall be completed prior to the Contractor receiving Final Site Acceptance.

H-2.1    EQUIPMENT SHELTER SUBSYSTEM TESTS

This section shall categorize the deliverable of the Equipment
Shelter System Tests. Equipment Shelter System Tests shall provide functional performance verification of the Equipment Shelter System and provided Ancillary equipment. This documentation shall be supplied as part of the Detailed Design Document as described in Rider B. The tests to be performed shall include, but not be limited to, the following items:

H-2.2.1     SHELTER CONSTRUCTION VERIFICATION

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Equipment Shelter meets the construction requirements of the RFP.

H-2.2.2     SHELTER INSTALLATION VERIFICATION

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Equipment Shelter was installed in a manner consistent with the requirements of the RFP.

H-2.2.3     SHELTER GROUND SUBSYSTEMS VERIFICATION

 This section shall contain detailed
information that defines particular Field Tests to be performed to verify that the Shelter Ground Subsystems meet the requirements of the RFP.

H-2.2.4     PROVIDED ANCILLARY EQUIPMENT VERIFICATION

 This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Provided Ancillary Equipment meets the requirements of the RFP.

H-2.2.5     SHELTER ELECTRICAL SUBSYSTEMS VERIFICATION

This section shall contain detailed
information that defines particular Field Tests to be performed to verify that the Shelter Electrical Subsystems meets the requirements of the RFP.

H-2.2.6     HVAC SUBSYSTEMS VERIFICATION

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the HVAC Subsystems meets the requirements of the RFP.



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2148 PA Rider H                       5 of 8                     October 1, 1999

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                          RIDER H - Acceptance Testing
--------------------------------------------------------------------------------


H-2.2.7     ALARM SUBSYSTEMS VERIFICATION

 This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Alarm Subsystems meets the requirements of the RFP.

H-2.2       EMERGENCY GENERATOR SUBSYSTEM TESTS

This section shall categorize the deliverable of the Emergency Generator System Tests. Emergency Generator System Tests shall provide functional performance verification of the Emergency Generator System and provided Ancillary equipment. This documentation shall be supplied as part of the Detailed Design Document. The tests to be performed shall include, but not be limited to, the following items:

H-2.2.1     EMERGENCY GENERATOR INSTALLATION VERIFICATION

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Emergency Generator and provided Ancillary Equipment were installed in a manner consistent with the requirements of the RFP.

H-2.2.2     EMERGENCY GENERATOR SUBSYSTEM

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Emergency Generator Subsystems meets the requirements of the RFP.

H-2.2.3     AUTOMATIC TRANSFER SWITCH

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Automatic Transfer Switch meets the requirements of the RFP.

H-2.2.4     MANUAL TRANSFER SWITCH

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Manual Transfer Switch meets the requirements of the RFP.

H-2.3   TOWER SUBSYSTEM TESTS

This section shall categorize the deliverable of the Tower System Tests. Tower System Tests shall provide functional performance verification of the Tower System and provided Ancillary equipment. This documentation shall be supplied as part of the Detailed Design Document. The tests to be performed shall include, but not be limited to, the following items:

H-2.3.1     TOWER INSTALLATION VERIFICATION

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Tower and provided Ancillary Equipment were installed in a manner consistent with the requirements of the RFP.

H-2.3.2 TOWER SUBSYSTEM TESTS

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Tower Subsystems meets the requirements of the RFP.



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2148 PA Rider H                       6 of 8                     October 1, 1999

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                          RIDER H - Acceptance Testing
--------------------------------------------------------------------------------


H-2.3.3     FOUNDATION SUBSYSTEM TESTS

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Foundation Subsystems meets the requirements of the RFP.

H-2.4       SITE WORK SUBSYSTEM TESTS

This section shall categorize the deliverable of Site Work System Tests. Site Work System Tests shall provide functional performance verification of subsystems deployed at final site location(s). Deployed Subsystem Tests shall be completed on applicable subsystems prior to commencement of Final System Acceptance Tests. This documentation shall be supplied as part of the Detailed Design Document. The tests to be performed shall include, but not be limited to, the following items:

H-2.4.1     SITE WORK INSTALLATION VERIFICATION

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Site Work Systems were installed in a manner consistent with the requirements of the RFP.

H-2.4.2     ACCESS ROAD SUBSYSTEM TESTS

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Access Road Subsystems meets the requirements of the RFP.

H-2.4.3     SITE SUBSYSTEM TESTS

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Site Subsystems meets the requirements of the RFP.

H-2.4.4     FOUNDATION SUBSYSTEM TESTS

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Foundation Subsystems meets the requirements of the RFP.

H-2.4.5     GROUNDING SUBSYSTEM TESTS

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Grounding Subsystems meets the requirements of the RFP.

H-2.4.6     FENCING SUBSYSTEM TESTS

This section shall contain detailed information that defines particular Field Tests to be performed to verify that the Fencing Subsystems meets the requirements of the RFP.




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2148 PA Rider H                       7 of 8                     October 1, 1999

                          RIDER H - Acceptance Testing
--------------------------------------------------------------------------------


H-3      SUBSYSTEM INTEROPERABILITY ACCEPTANCE TESTING

This section shall categorize the deliverable of Subsystem Interoperability Acceptance Testing. Subsystem Interoperability Acceptance Testing shall be performed to verify the interoperability of all subsystems provided by the Contractor at each site by verification of Quality Inspection Points (QIP). All Subsystem Interoperability Acceptance Testing shall be performed to verify that all provided subsystems meet the specified design/implementation requirements. The following Quality Inspection Points shall be included as part of the verification process during Acceptance Testing. These QIPs, at a minimum, shall be included in the ATP.

          >>       Foundation Steel Installed
          >>       Concrete Slump Test and Pour
          >>       Back Fill Around Foundations
          >>       Grounding System Installed
          >>       Concrete Cure Strength Test (7day)
          >>       Power Connection to Tower for Aviation  Warning Lights
          >>       All Shelter Systems Inspected and Tested
          >>       Generator Power Connected to Shelter and Tested
          >>       Final Grade of Site
          >>       Fencing and Gate Connected to Site Ground System
          >>       Acceptance Inspection of Site
          >>       Final Acceptance Inspection








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2148 PA Rider H                       8 of 8                     October 1, 1999